                                                           Exhibit 10.19



                                                                  EXECUTION COPY

================================================================================

                                  PATHNET, INC.

                                       TO

                              THE BANK OF NEW YORK,

                                     Trustee

                              --------------------

                                    Indenture

                            Dated as of April 8, 1998

                              ---------------------

                     $350,000,000 Aggregate Principal Amount

                          12 1/4% Senior Notes due 2008

================================================================================

                                  PATHNET, INC.

               Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of April 8, 1998

Trust Indenture
  Act Section                                                Indenture Section

ss. 310(a)(1)     .......................................... 607
       (a)(2)     .......................................... 607
       (b)        .......................................... 608
ss. 312(c)        .......................................... 701
ss. 314(a)        .......................................... 703
       (a)(4)     .......................................... 1008(a)
       (c)(1)     .......................................... 102
       (c)(2)     .......................................... 102
       (e)        .......................................... 102
ss. 315(b)        .......................................... 601
ss. 316(a)(last
     sentence)    .......................................... 101 ("Outstanding")
       (a)(1)(A)  .......................................... 502, 512
       (a)(1)(B)  .......................................... 513
       (b)        .......................................... 508
       (c)        .......................................... 104(d)
ss. 317(a)(1)     .......................................... 503
       (a)(2)     .......................................... 504
       (b)        .......................................... 1003
ss. 318(a)        .......................................... 111

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

RECITALS OF THE COMPANY.....................................................  1

ARTICLE ONE
      DEFINITIONS AND OTHER PROVISIONS
      OF GENERAL APPLICATION................................................  1

      SECTION 101.  Definitions.............................................  1
      Accounts Receivable Subsidiary........................................  2
      Acquired Indebtedness.................................................  2
      Act   ................................................................  2
      Affiliate.............................................................  2
      Asset Sale............................................................  3
      Board of Directors....................................................  4
      Board Resolution......................................................  4
      Business Day..........................................................  4
      Capital Stock.........................................................  4
      Capitalized Lease Obligation..........................................  4
      Cash Equivalents......................................................  5
      Change of Control.....................................................  5
      Commission............................................................  6
      Common Stock..........................................................  6
      Company...............................................................  6
      Company Request.......................................................  6
      Company Order.........................................................  6
      Consolidated Adjusted Net Income......................................  6
      Consolidated Indebtedness.............................................  7
      Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio...  7
      Consolidated Interest Expense.........................................  8
      Consolidated Operating Cash Flow......................................  8
      Consolidated Tax Expense..............................................  9
      Corporate Trust Office................................................  9
      Corporation...........................................................  9
      Credit Facilities.....................................................  9
      Currency Agreement....................................................  9
      Debt Securities.......................................................  9
      Default............................................................... 10

----------
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page

      Defaulted Interest.................................................... 10
      Disinterested Director................................................ 10
      Escrow Account........................................................ 10
      Event of Default...................................................... 10
      Exchange Act.......................................................... 10
      Exchange Notes........................................................ 10
      Exchange Offer........................................................ 10
      Exchange Offer Registration Statement................................. 11
      Fair Market Value..................................................... 11
      Federal Bankruptcy Code............................................... 11
      GAAP  ................................................................ 11
      Government Securities................................................. 11
      Guarantee............................................................. 11
      guarantee............................................................. 11
      Holder................................................................ 11
      Incumbent............................................................. 11
      Incumbent Agreement................................................... 12
      Incur ................................................................ 12
      incur ................................................................ 12
      Indebtedness.......................................................... 12
      Indirect Participant.................................................. 13
      Initial Notes......................................................... 13
      Initial Purchasers.................................................... 13
      Initial System........................................................ 13
      Indenture............................................................. 14
      Interest Payment Date................................................. 14
      Interest Rate Agreement............................................... 14
      Invested Capital...................................................... 14
      Investment............................................................ 14
      Issue Date............................................................ 14
      Lien  ................................................................ 15
      Liquidated Damages.................................................... 15
      Maturity.............................................................. 15
      Moody's............................................................... 15
      Net Cash Proceeds..................................................... 15
      Note  ................................................................ 16
      Notes ................................................................ 16
      Note Register......................................................... 16
      Note Registrar........................................................ 16
      Notes Registration Rights Agreement................................... 16

                                                                            Page

      Officers' Certificate................................................. 16
      Offshore Note Exchange Date........................................... 16
      Opinion of Counsel.................................................... 16
      Outstanding........................................................... 16
      Participant........................................................... 17
      Paying Agent.......................................................... 17
      Permitted Holder...................................................... 17
      Permitted Indebtedness................................................ 17
      Permitted Liens....................................................... 21
      Permitted Telecommunications Asset Sale............................... 23
      Permitted Telecommunications Joint Venture............................ 24
      Person................................................................ 24
      Pledge Agreement...................................................... 24
      Pledged Securities.................................................... 24
      Predecessor Note...................................................... 24
      Preferred Stock....................................................... 24
      Public Equity Offering................................................ 24
      Qualified Capital Stock............................................... 24
      Redeemable Capital Stock.............................................. 25
      Redemption Date....................................................... 25
      Redemption Price...................................................... 25
      Regular Record Date................................................... 25
      Responsible Officer................................................... 25
      Restricted Subsidiary................................................. 25
      S&P   ................................................................ 25
      Sale-Leaseback Transaction............................................ 26
      Shelf Registration Statement.......................................... 26
      Significant Subsidiary................................................ 26
      Special Record Date................................................... 26
      Stated Maturity....................................................... 26
      Subsidiary............................................................ 27
      Telecommunications Assets............................................. 27
      Telecommunications Business........................................... 27
      Telecommunications Indebtedness....................................... 27
      Trust Indenture Act................................................... 28
      TIA   ................................................................ 28
      Trustee............................................................... 28
      Unrestricted Subsidiary............................................... 28
      Vendor Credit Facility................................................ 28
      Vice President........................................................ 29

                                                                            Page

      Voting Stock.......................................................... 29
      Wholly Owned.......................................................... 29

      SECTION 102.  Compliance Certificates and Opinions.................... 29
      SECTION 103.  Form of Documents Delivered to Trustee.................. 30
      SECTION 104.  Acts of Holders......................................... 30
      SECTION 105.  Notices, etc., to Trustee, Company...................... 32
      SECTION 106.  Notice to Holders; Waiver............................... 32
      SECTION 107.  Effect of Headings and Table of Contents................ 32
      SECTION 108.  Successors and Assigns.................................. 33
      SECTION 109.  Separability Clause..................................... 33
      SECTION 110.  Benefits of Indenture................................... 33
      SECTION 111.  Governing Law........................................... 33
      SECTION 112.  Legal Holidays.......................................... 33

ARTICLE TWO
      NOTE FORMS............................................................ 34

      SECTION 201.  Forms Generally......................................... 34
      SECTION 202.  Form of Face of Note.................................... 35
      SECTION 203.  Form of Reverse of Note................................. 37
      SECTION 204.  Form of Trustee's Certificate of Authentication......... 40
      SECTION 205.  Restrictive Legends..................................... 41

ARTICLE THREE
      THE SECURITIES........................................................ 43

      SECTION 301.  Title and Terms......................................... 43
      SECTION 302.  Denominations........................................... 44
      SECTION 303.  Execution, Authentication, Delivery and Dating.......... 44
      SECTION 304.  Temporary Notes......................................... 45
      SECTION 305.  Registration, Registration of Transfer and Exchange..... 46
      SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes............. 47
      SECTION 307.  Payment of Interest; Interest Rights Preserved.......... 48
      SECTION 308.  Persons Deemed Owners................................... 49
      SECTION 309.  Cancellation............................................ 49
      SECTION 310.  Computation of Interest................................. 50
      SECTION 311.  Book-Entry Provisions for Global Notes.................. 50
      SECTION 312.  Transfer Provisions..................................... 51

                                                                            Page

ARTICLE FOUR
      SATISFACTION AND DISCHARGE............................................ 60

      SECTION 401.  Satisfaction and Discharge of Indenture................. 60
      SECTION 402.  Application of Trust Money.............................. 61

ARTICLE FIVE
      REMEDIES.............................................................. 61

      SECTION 501.  Events of Default....................................... 61
      SECTION 502.  Acceleration of Maturity; Rescission and Annulment...... 63
      SECTION 503.  Collection of Indebtedness and Suits for
                        Enforcement by Trustee ............................. 64
      SECTION 504.  Trustee May File Proofs of Claim........................ 65
      SECTION 505.  Trustee May Enforce Claims Without Possession of Notes.. 66
      SECTION 506.  Application of Money Collected.......................... 66
      SECTION 507.  Limitation on Suits..................................... 67
      SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        Premium and Interest................................ 67
      SECTION 509.  Restoration of Rights and Remedies...................... 68
      SECTION 510.  Rights and Remedies Cumulative.......................... 68
      SECTION 511.  Delay or Omission Not Waiver............................ 68
      SECTION 512.  Control by Holders...................................... 68
      SECTION 513.  Waiver of Past Defaults................................. 69
      SECTION 514.  Waiver of Stay or Extension Laws........................ 69

ARTICLE SIX
      THE TRUSTEE........................................................... 69

      SECTION 601.  Notice of Defaults...................................... 69
      SECTION 602.  Certain Rights of Trustee............................... 70
      SECTION 603.  Trustee Not Responsible for Recitals or Issuance
                        of Notes ........................................... 71
      SECTION 604.  May Hold Notes.......................................... 72
      SECTION 605.  Money Held in Trust..................................... 72
      SECTION 606.  Compensation and Reimbursement.......................... 72
      SECTION 607.  Corporate Trustee Required; Eligibility................. 73
      SECTION 608.  Resignation and Removal; Appointment of Successor....... 73
      SECTION 609.  Acceptance of Appointment by Successor.................. 75
      SECTION 610.  Merger, Conversion, Consolidation or Succession
                        to Business ........................................ 75

                                                                            Page

 ARTICLE SEVEN
      HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY...................... 76

      SECTION 701.  Disclosure of Names and Addresses of Holders............ 76
      SECTION 702.  Reports by Trustee...................................... 76
      SECTION 703.  Reports by Company...................................... 76

ARTICLE EIGHT
      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................. 77

      SECTION 801.  Company May Consolidate, etc., Only on Certain Terms.... 77
      SECTION 802.  Successor Substituted................................... 78
      SECTION 803.  Notes to Be Secured in Certain Events................... 79

ARTICLE NINE
      SUPPLEMENTAL INDENTURES............................................... 79

      SECTION 901.  Supplemental Indentures Without Consent of Holders...... 79
      SECTION 902.  Supplemental Indentures with Consent of Holders......... 80
      SECTION 903.  Execution of Supplemental Indentures.................... 81
      SECTION 904.  Effect of Supplemental Indentures....................... 82
      SECTION 905.  Conformity with Trust Indenture Act..................... 82
      SECTION 906.  Reference in Notes to Supplemental Indentures........... 82
      SECTION 907.  Notice of Supplemental Indentures....................... 82

ARTICLE TEN
      COVENANTS............................................................. 82

      SECTION 1001.  Payment of Principal, Premium, if any, and Interest.... 82
      SECTION 1002.  Maintenance of Office or Agency........................ 83
      SECTION 1003.  Money for Note Payments to Be Held in Trust............ 83
      SECTION 1004.  Corporate Existence.................................... 85
      SECTION 1005.  Payment of Taxes and Other Claims...................... 85
      SECTION 1006.  Maintenance of Properties.............................. 85
      SECTION 1008.  Statement by Officers As to Default.................... 86
      SECTION 1009.  Provision of Financial Statements...................... 86
      SECTION 1010.  Purchase of Notes upon Change of Control............... 87
      SECTION 1011.  Limitation on Indebtedness............................. 88
      SECTION 1012.  Limitation on Restricted Payments...................... 88
      SECTION 1013.  Limitation on Issuances and Sales of Capital Stock

                                                                            Page

                         of Restricted Subsidiaries......................... 92
      SECTION 1014.  Limitation on Transactions with Affiliates............. 92
      SECTION 1015.  Limitations on Liens................................... 93
      SECTION 1016.  Limitation on Issuances of Certain Guarantees by, and
                         Debt Securities of, Restricted Subsidiaries........ 94
      SECTION 1017.  Limitation on Sale of Assets........................... 94
      SECTION 1018.  Limitation on Dividend and Other Payment
                         Restrictions Affecting Restricted Subsidiaries..... 96
      SECTION 1019.  Waiver of Certain Covenants............................ 97

ARTICLE ELEVEN
      REDEMPTION OF NOTES................................................... 97

      SECTION 1101.  Right of Redemption.................................... 97
      SECTION 1102.  Applicability of Article............................... 97
      SECTION 1103.  Election to Redeem; Notice to Trustee.................. 98
      SECTION 1104.  Selection by Trustee of Notes to Be Redeemed........... 98
      SECTION 1105.  Notice of Redemption................................... 98
      SECTION 1106.  Deposit of Redemption Price............................ 99
      SECTION 1107.  Notes Payable on Redemption Date....................... 99
      SECTION 1108.  Notes Redeemed in Part................................ 100

ARTICLE TWELVE
      Security............................................................. 100

ARTICLE THIRTEEN
      DEFEASANCE AND COVENANT DEFEASANCE................................... 102

      SECTION 1301.  Company's Option to Effect Defeasance or Covenant
                         Defeasance........................................ 102
      SECTION 1302.  Defeasance and Discharge.............................. 102
      SECTION 1303.  Covenant Defeasance................................... 103
      SECTION 1304.  Conditions to Defeasance or Covenant Defeasance....... 103
      SECTION 1305.  Deposited Money and U.S. Government Obligations to Be
                         Held in Trust; Other Miscellaneous Provisions..... 105
      SECTION 1306.  Reinstatement......................................... 105

EXHIBIT A -- Form of Rule 144A Certificate
EXHIBIT B -- Form of Regulation S Certificate
EXHIBIT C -- Form of Certificate to Be Delivered following Resale Restriction Termination Date

            INDENTURE, dated as of April 8, 1998 between PATHNET, INC., a Delaware corporation (herein called the "Company"), having its principal office at 1015 31st Street, N.W., Washington, D.C. 20007, and THE BANK OF NEW YORK, a New York banking corporation, Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of 12 1/4% Senior Notes due 2008 (the "Initial Notes"), and its 12 1/4% Series B Senior Notes due 2008 (the "Exchange Notes" and, together with the Initial Notes, the "Notes"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

            Upon the issuance of the Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture shall be subject to, and shall be governed by the provisions of, the Trust Indenture Act that are required to be part of or deemed to be part of and to govern the indentures qualified thereunder.

            All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 101. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are in effect on the date hereof; and

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision and the word "including" means "including without limitation.".

            Certain terms, used principally in Article Ten, are defined in that Article and certain terms, used principally in Articles Two and Three, are defined in Article Two.

            "Accounts Receivable Subsidiary" means any Restricted Subsidiary of the Company that is, directly or indirectly, wholly owned by the Company (other than directors' qualifying shares) and organized for the purpose of and engaged in (i) purchasing, financing and collecting accounts receivable obligations of customers of the Company or its Restricted Subsidiaries, (ii) the sale or financing of accounts receivable or interests therein and (iii) other activities directly related thereto.

            "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Restricted Subsidiary or (b) assumed in connection with an acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Voting Stock or any executive officer or director of any such specified Person or other Person or, with respect to any natural Person, any other Person in such Person's immediate family. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a Person solely by reason of (a) such Person being party to an Incumbent Agreement or (b) such Person owning an interest in a Restricted Subsidiary pursuant to, or as the result of, an Incumbent Agreement.

            "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Subsidiary; (ii) all or substantially all of the properties and assets of the Company or any Subsidiary; or (iii) any other properties or assets of the Company or any Subsidiary, other than in the ordinary course of business (it being understood that the ordinary course of business includes, but is not restricted to, any transfer or sale of, or the grant of a right to use, an asset to an Incumbent pursuant to (x) an Incumbent Agreement, (y) applicable law or (z) an agreement to which such Incumbent is a party which exists on the date of, and is not entered into in contemplation of, such Incumbent Agreement). For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties or assets (A) that is governed by the provisions of Article Eight of this Indenture (B) of the Company to any Restricted Subsidiary, or of any Restricted Subsidiary to the Company or any other Restricted Subsidiary in accordance with the terms of this Indenture, (C) having an aggregate Fair Market Value of less than $2,000,000 in any given fiscal year,
(D) by the Company or a Restricted Subsidiary to a Person who is not an Affiliate of the Company in exchange for Telecommunications Assets (or not less than 66 2/3% of the outstanding Voting Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of Telecommunications Assets) or related telecommunications services where, in the good faith judgment of the board of directors of the Company evidenced by a board resolution, the Fair Market Value of such Telecommunications Assets (or such Voting Stock) or services so received is at least equal to the Fair Market Value of the properties or assets disposed of or, if less, the difference is received by the Company in cash in an amount at least equal to such difference,
(E) constituting Capital Stock of an Unrestricted Subsidiary or other Investment that was permitted under Section 1012 when made, (F) constituting accounts receivable of the Company or a Restricted Subsidiary to an Accounts Receivable Subsidiary or in consideration of Fair Market Value thereof, to Persons that are not Affiliates of the Company or any Subsidiary of the Company in the ordinary course of business, including in connection with financing transactions, (G) in connection with a Sale-Leaseback Transaction otherwise permitted to be incurred under Section 1011, (H) to a Permitted Telecommunications Joint Venture if such transfer of properties or assets is permitted under the definition of "Permitted Investments", (I) in connection with a Permitted Telecommunications Asset Sale or (J) to an Unrestricted Subsidiary if permitted under Section 1012.

            "Attributable Value" means, with respect to any lease at the time of determination, the present value (discounted at the interest rate implicit in the lease or, if not known, at the Company's incremental borrowing rate) of the obligations of the lessee of the property subject to such lease for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended, or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding from such rental payments all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

            "Average Life" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by
(ii) the amount of each such principal payment by (b) the sum of all such principal payments.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" shall mean any day on which (i) banks in the City of New York, (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

            "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) in equity of such Person, including, without limitation, all common stock or Preferred Stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the Issue Date.

            "Capitalized Lease Obligation" means, with respect to any Person, any obligation of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purposes of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

            "Cash Equivalents" means (a) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits of not less than $500,000,000; (c) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-l by Moody's; and (d) money market mutual funds that invest substantially all of their assets in securities of the type described in the preceding clauses.

            "Change of Control" means any of the following events:

            (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and l3d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company;

            (b) the Company consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction (i) where the outstanding Voting Stock of the Company is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (B) cash, securities and other property (other than Capital Stock of the Surviving Entity) in an amount that could be paid by the Company as a Restricted Payment as described in Section 1012 and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the surviving or transferee corporation;

            (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

            (d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions of Article Eight of this Indenture.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Persons common stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its Chief Executive Officer ("CEO"), its President, any executive vice president or vice president or the Treasurer and delivered to the Trustee.

            "Consolidated Adjusted Net Income" means, for any period, the consolidated net income (or loss) of the Company and all Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, (c) the portion of net income (or loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Restricted Subsidiary in cash dividends or distributions during such period, (d) the net income (or loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders (except, for purposes of determining compliance with Section 1011, any restriction permitted under clause (vii) or (viii) of Section 1018, and (f) any net income (or loss) from any Restricted Subsidiary that was an Unrestricted Subsidiary at any time during such period other than any amounts actually received from such Restricted Subsidiary.

            "Consolidated Indebtedness" means, with respect to any period, the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries outstanding at the date of determination as determined on a consolidated basis in accordance with GAAP.

            "Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio" means, at any date of determination, the ratio of (i) Consolidated Indebtedness to (ii) Consolidated Operating Cash Flow for the two preceding fiscal quarters for which financial information is available immediately prior to the date of determination multiplied by two; provided that any Indebtedness incurred or retired by the Company or any of its Restricted Subsidiaries during the fiscal quarter in which the transaction date occurs shall be calculated as if such Indebtedness were so incurred or retired on the first day of the fiscal quarter in which the date of determination occurs (provided that, in making any such computation, the aggregate amount of Indebtedness under any revolving credit or similar facility shall be deemed to include an amount of funds equal to the average daily balance of such Indebtedness during such two fiscal quarter period); and provided further that (x) if the transaction giving rise to the need to calculate the Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio would have the effect of increasing or decreasing Consolidated Indebtedness or Consolidated Operating Cash Flow in the future, Consolidated Indebtedness and Consolidated Operating Cash Flow shall be calculated on a pro forma basis as if such transaction had occurred on the first day of such two fiscal quarter period preceding the date of determination; (y) if during such two fiscal quarter period, the Company or any of its Restricted Subsidiaries shall have engaged in any Asset Sale in respect of any company, entity or business, Consolidated Operating Cash Flow for such period shall be reduced by an amount equal to the Consolidated Operating Cash Flow (if positive), or increased by an amount equal to the Consolidated Operating Cash Flow (if negative), directly attributable to the company, entity or business that is the subject of such Asset Sale and any related retirement of Indebtedness as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period; or (z) if during such two fiscal quarter period the Company or any of its Restricted Subsidiaries shall have acquired any company, entity or business, Consolidated Operating Cash Flow shall be calculated on a pro forma basis as if such acquisition and related financing had occurred on the first day of such period.

            "Consolidated Interest Expense" means, for any period, without duplication, the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost of Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) accrued interest, (v) the consolidated amount of any interest capitalized by the Company and (vi) amortization of debt issuance costs, plus (b) the interest component of Capitalized Lease Obligations of the Company and its Restricted Subsidiaries paid, accrued and/or scheduled to be paid or accrued during such period; excluding, however, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Adjusted Net Income pursuant to clause (e) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated Adjusted Net Income pursuant to clause (e) of the definition thereof); provided that in making such computation, (x) the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate,
(y) the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period and (z) the interest rate with respect to any Indebtedness covered by an Interest Rate Agreement shall be deemed to be the effective interest rate with respect to such Indebtedness after taking into account such Interest Rate Agreement.

            "Consolidated Operating Cash Flow" means, with respect to any period, the Consolidated Adjusted Net Income for such period (a) increased by (to the extent deducted in computing Consolidated Adjusted Net Income) the sum of (i) the Consolidated Tax Expense for such period (other than taxes attributable to extraordinary, unusual or non-recurring gains or losses); (ii) Consolidated Interest Expense for such period; (iii) depreciation of the Company and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; (iv) amortization of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; and (v) any other non-cash charges that were deducted in computing Consolidated Adjusted Net Income

(excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period) of the Company and its Restricted Subsidiaries for such period in accordance with GAAP and (b) decreased by any non-cash gains that were included in computing Consolidated Adjusted Net Income.

            "Consolidated Tax Expense" means, for any period, the provision for U.S. federal, state, provincial, local and foreign income taxes of the Company and all Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

            "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, except that with respect to presentation of Notes for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

            "Corporation" or "corporation" includes corporations, associations, companies and business trusts.

            "Credit Facilities" means, with respect to the Company or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

            "Currency Agreement" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Restricted Subsidiaries.

            "Debt Securities" means any debt securities (including any Guarantee of such securities) issued by the Company and/or any Restricted Subsidiary in connection with a public offering (whether or not underwritten) or a private placement (provided that such private placement is underwritten for resale pursuant to Rule 144A, Regulation S or otherwise under the Securities Act or sold on an agency basis by a broker-dealer or one of its Affiliates to 10 or more non-affiliated beneficial holders); it being understood that the term "Debt Securities" shall not include any evidence of indebtedness under the Vendor Credit Facility, any financing by a Restricted Subsidiary similar to the Vendor Credit Facility or any Credit Facility or other commercial bank borrowings, any vendor equipment financing facility or any similar financings, recourse transfers of financial assets, capital leases or other types of borrowings incurred in a manner not customarily viewed as a "securities offering".

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the board of directors of the Company is required to deliver a resolution thereof under this Indenture, a member of the board of directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions. For purposes of this definition, no Person shall be deemed not to be a Disinterested Director solely because such Person or an Affiliate of such Person holds or beneficially owns Capital Stock of the Company or any of its Restricted Subsidiaries.

            "Escrow Account" means an account established with the Trustee in its name as Trustee pursuant to the terms of the Pledge Agreement for the deposit of the Pledged Securities purchased by the Company with a portion of the net proceeds from the offering of the initial offer and sale by the Company of the Initial Notes.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Notes" has the meaning stated in the first recital of this Indenture and refers to any Exchange Notes containing terms substantially identical to the Initial Notes (except that such Exchange Notes shall not contain terms with respect to transfer restrictions and Liquidated Damages and shall be registered under the Securities Act) that are issued and exchanged for the Initial Notes in accordance with the Exchange Offer, as provided for in theNotes Registration Rights Agreement and this Indenture.

            "Exchange Offer" means the offer by the Company to the Holders of the Initial Notes to exchange all of the Initial Notes for Exchange Notes as provided for in the Notes Registration Rights Agreement.

            "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Notes Registration Rights Agreement.

            "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Unless otherwise specified in this Indenture, Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and as of the date on which such determination is made.

            "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

            "GAAP" means generally accepted accounting principles in the United States that are in effect on the Issue Date.

            "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged which, in any case, are not callable or redeemable at the option of the issuer of the issuer thereof.

            "Guarantee" or "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. When used as a verb, "Guarantee" or "guarantee" shall have a corresponding meaning.

            "Holder" means a Person in whose name a Note is registered in the Note Register.

            "Incumbent" means any railroad, utility, governmental entity, pipeline or other licensed owner (which ownership is determined immediately prior to any transaction with the Company or a Restricted Subsidiary) of Telecommunications Assets to be used in the Company's network pursuant to an Incumbent Agreement (and any subsidiary or affiliate of such Person that is a party to an Incumbent Agreement for the sole purpose of receiving payments from the Company or a Restricted Subsidiary pursuant to such agreement).

            "Incumbent Agreement" means an agreement between an Incumbent and the Company or a Restricted Subsidiary pursuant to which, among other things, such Incumbent receives a payment equal to a percentage of the Company's or such Restricted Subsidiary's revenues, if any, attributable, in whole or in part, to Telecommunications Assets transferred or leased, or with respect to which a right of use has been granted, by such Incumbent to the Company or such Restricted Subsidiary and upon or with respect to which the Company or such Restricted Subsidiary has constructed or intends to construct a portion of its network.

            "Incur" or "incur" means, with respect to any Indebtedness, to incur, create, issue, assume, guarantee or otherwise become directly or indirectly liable or responsible for the payment of, or otherwise incur, such Indebtedness, contingently or otherwise; provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an incurrence of Indebtedness. With respect to Indebtedness to be borrowed under a binding commitment previously entered into that provides for the Company to Incur Indebtedness on a revolving basis, the Company shall be deemed to have Incurred the greater of (a) the Indebtedness actually Incurred or (b) all or a portion of the amount of such unborrowed commitment that the Company shall have so designated to be Incurred in an Officer's Certificate delivered to the Trustee (in which case the Company shall not be deemed to incur such unborrowed amount at the time or times it is actually borrowed).

            "Indebtedness" means, with respect to any Person at any date of determination, without duplication: (a) all liabilities, contingent or otherwise, of such Person: (i) for borrowed money (including overdrafts), (ii) in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities (including reimbursement obligations with respect thereto), (iii) evidenced by bonds, notes, debentures or other similar instruments, (iv) for the deferred and unpaid purchase price of property or services or created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person or (v) for Capitalized Lease Obligations (including any Sale-Leaseback Transaction); (b) all obligations of such Person under or in respect of Interest Rate Agreements and Currency Agreements; (c) all Indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to any property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of (i) the Fair Market Value of such property or asset and (ii) the amount of such obligation so secured); (d) all guarantees by such Person of Indebtedness referred to in this definition of any other Person; and (e) all Redeemable Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price, plus accrued and unpaid dividends.

            The amount of Indebtedness of any Person at any date will be the outstanding balance at such date (or, in the case of a revolving credit or other similar facility, the total amount of funds outstanding and/or designated as incurred and certified by an officer of the Company to have been Incurred on such date pursuant to clause (b) of the last sentence of the definition of "Incur") of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided (i) that the amount outstanding at any time of any Indebtedness issued with original issue discount equals the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) that Indebtedness shall not include any liability for U.S. federal, state, local or other taxes owed by such Person. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value will be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock. Notwithstanding the foregoing, trade accounts and accrued liabilities arising in the ordinary course of business will not be considered Indebtedness for purposes of this definition.

            "Independent financial expert" means a nationally or regionally recognized investment banking or public accounting firm or, if the Company believes that an investment banking or public accounting firm is generally not qualified to give a particular opinion, a nationally or regionally recognized appraisal firm.

            "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

            "Initial Notes" has the meaning stated in the first recital of this Indenture.

            "Initial Purchasers" means Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Bear, Stearns & Co., TD Securities (US), Inc. and Salomon Brothers Inc.

            "Initial System" means all property, rights and assets necessary to own and operate an Incumbent's base microwave network system and shall include, without limitation, the initial microwave radio and protect microwave radio, software, antennae, waveguide, multiplexors, towers, shelters, licenses (including Federal Communications Commission and Federal Aviation Administration licenses), permits, leases, rights-of-way, easements and other related assets. An Initial System shall not include any additional microwave radios and related equipment installed as part of an expansion of an Initial System.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

            "Interest Rate Agreement" means any interest rate protection agreements and other types of interest rate hedging agreements or arrangements (including, without limitation, interest rate swaps, caps, floors, collars and other similar agreements).

            "Invested Capital" means the sum of (a) 75% of the aggregate net cash proceeds received by the Company from the issuance of (or capital contributions with respect to) any Qualified Capital Stock subsequent to the Issue Date, other than the issuance of Qualified Capital Stock to a Restricted Subsidiary of the Company, and (b) 75% of the aggregate net cash proceeds from sales of Redeemable Capital Stock of the Company or Indebtedness of the Company convertible into Qualified Capital Stock of the Company, in each case upon such redemption or conversion thereof into Qualified Capital Stock.

            "Investment" means, with respect to any Person, any direct or indirect advance, loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued or owned by, any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. In addition, the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time and the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary at the time that such Subsidiary is designated a Restricted Subsidiary shall be considered a reduction in outstanding Investments. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

            "Issue Date" means the date of this Indenture.

            "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

            "Liquidated Damages" means all liquidated damages then owing pursuant to Section 2 of the Notes Registration Rights Agreement.

            "Maturity" means, with respect to any Note, the date on which any principal of such Note becomes due and payable as provided therein or in this Indenture, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

            "Moody's" means Moody's Investors Service, Inc. and its successors.

            "Net Cash Proceeds" means: (a) with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties which are the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers' certificate delivered to the Trustee; and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Redeemable Capital Stock that has been converted into or exchanged for Qualified Capital Stock, as referred to in Section 1012, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company), net of fees, commissions and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

            "Note" or "Notes" has the meaning stated in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

            "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

            "Notes Registration Rights Agreement" means the Notes Registration Rights Agreement dated as of the Issue Date, by and between the Initial Purchasers and the

Company, concerning the registration and exchange of the Notes, a conformed copy of which has been delivered to the Trustee.

            "Officers' Certificate" means a certificate signed by the Chairman, the CEO, the President or any executive vice president or vice president, and by the Treasurer, an assistant treasurer, the Secretary or an assistant secretary of the Company, and delivered to the Trustee.

            "Offshore Note Exchange Date" means the 40th day after the Issue
Date.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company.

            "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except: (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (iii) Notes, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and (iv) Notes which have been paid pursuant to
Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgees right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

            "Participant" means, with respect to the Depositary Trust Company (the "Depository") or its nominee, an institution that has an account therewith.

            "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

            "Permitted Holder" means Spectrum Equity Investors, L.P., New Enterprise Associates VI, Limited Partnership, Onset Enterprise Associates II, L.P., FBR Technology Venture Partners L.P., Toronto Dominion Capital (USA), Inc. and Grotech Partners IV, L.P., any general partner of any such Person on the Issue Date, any Person controlled by any such general partner, David Schaeffer or Richard A. Jalkut.

            "Permitted Indebtedness" means:

            (a) Indebtedness of the Company pursuant to the Notes or of any Restricted Subsidiary pursuant to a Guarantee of the Notes;

            (b) Indebtedness of the Company or any Restricted Subsidiary outstanding on the Issue Date;

            (c) Indebtedness of the Company owing to any Restricted Subsidiary (but only so long as such Indebtedness is held by such Restricted Subsidiary); provided that any Indebtedness of the Company owing to any such Restricted Subsidiary is subordinated in right of payment from and after such time as the Notes shall become due and payable (whether at Stated Maturity, by acceleration or otherwise) to the payment and performance of the Company's obligations under the Notes; and provided further that any transaction pursuant to which any Restricted Subsidiary to which such Indebtedness is owed ceases to be a Restricted Subsidiary shall be deemed to be an incurrence of Indebtedness by the Company that is not permitted by this clause (c);

            (d) Indebtedness of any Restricted Subsidiary to the Company or of any Restricted Subsidiary to another Restricted Subsidiary;

            (e) Indebtedness of the Company or any Restricted Subsidiary in respect of performance, surety or appeal bonds or under letter of credit facilities provided in the ordinary course of business and, in the case of letters of credit, under which recourse to the Company is limited to the cash securing such letters of credit;

            (f) Indebtedness of the Company under Currency Agreements and Interest Rate Agreements entered into in the ordinary course of business; provided that such agreements are designed to protect the Company or any Restricted Subsidiary against, or manage exposure to, fluctuations in currency exchange rates and interest rates, respectively, and that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder;

            (g) Telecommunications Indebtedness and any Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund such Telecommunications Indebtedness in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, and reasonable fees and expenses);

            (h) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities or obligations in connection with Telecommunications Indebtedness, Indebtedness permitted under clause (j) or (m) of this "Permitted Indebtedness" definition or in respect of purchase price adjustments in connection with the acquisition of or disposition of assets, including, without limitation, shares of Capital Stock;

            (i) Indebtedness of the Company not to exceed, at any time outstanding, 2.0 times the Net Cash Proceeds from the issuance and sale after the Issue Date, other than to a Restricted Subsidiary, of Qualified Capital Stock of the Company, to the extent such Net Cash Proceeds have not been used to make Restricted Payments pursuant to clause (a)(3)(B) or clauses (b)(ii) and (iii) of Section 1012 to make a Restricted Payment or to make any Permitted Investments under clause (h) of the definition of Permitted Investments; provided that such Indebtedness does not mature prior to the Stated Maturity of the Notes and has an Average Life longer than the Notes;

            (j) Indebtedness of the Company or any Restricted Subsidiary under one or more Credit Facilities; provided that the aggregate principal amount of any Indebtedness incurred pursuant to this clause (j) (including any amounts refinanced or refunded under this clause (j)) does not exceed at any time outstanding the greater of (x) 80% of eligible accounts receivable of the Company as of the last fiscal quarter for which financial statements are prepared or (y) $50,000,000; and any Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, Indebtedness issued under this clause (j) in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, and reasonable fees and expenses);

            (k) Indebtedness of the Company or a Restricted Subsidiary issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness of the Company or a Restricted Subsidiary, incurred under the ratio test set forth in clause (i) or (ii) of Section 1011 or under clauses (b) through (f), (h), (i) and (m) of this definition of "Permitted Indebtedness," and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, and reasonable fees and expenses); provided that such new

      Indebtedness shall only be permitted under this clause (k) if (A) in case the Notes are refinanced in part, or the Indebtedness to be refinanced ranks equally with the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made to rank equally with, or subordinate in right of payment to, the remaining Notes,
      (B) in case the Indebtedness to be refinanced is subordinated in right of payment to the Notes, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is issued or remains outstanding, is expressly made subordinate in right of payment to the Notes at least to the same extent that the Indebtedness to be refinanced is subordinated to the Notes and (C) such new Indebtedness, determined as of the date of incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness being refinanced or refunded; provided further that no Indebtedness incurred under this clause (k) in exchange for, or the proceeds of which refinance or refund any Indebtedness incurred under the ratio test set forth under clause (i) or (ii) of Section 1011 will mature prior to the Stated Maturity of the Notes or have an Average Life shorter than the Notes; provided further that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary issued pursuant to this clause (k);

            (l) Indebtedness arising by reason of the recharacterization of a sale of accounts receivable to an Accounts Receivable Subsidiary; and

            (m) Indebtedness of the Company or any Restricted Subsidiary in addition to that permitted to be incurred pursuant to clauses (a) through
      (l) above in an aggregate principal amount not in excess of $30,000,000 at any time outstanding.

            "Permitted Investment" means any of the following:

            (a) Investments in Cash Equivalents; provided that the term "with a maturity of 180 days or less" in clauses (a), (b) and (c) of the definition of "Cash Equivalents" is changed to "with a maturity of one year or less" for the purposes of this definition of "Permitted Investments" only;

            (b) Investments in the Company or any Restricted Subsidiary;

            (c) Investments by the Company or any Restricted Subsidiary in another Person if, as a result of such Investment, (i) such other Person becomes a Restricted Subsidiary or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary;

            (d) Investments in the form of intercompany Indebtedness to the extent permitted under clauses (c) and (d) of the definition of "Permitted Indebtedness;"

            (e) Investments in existence on the Issue Date;

            (f) Investments in the Pledged Securities to the extent required by the Pledge Agreement;

            (g) Investments in an amount not to exceed $1,000,000 at any one time outstanding;

            (h) Investments in an aggregate amount not to exceed the sum of (1) Invested Capital, (2) the Fair Market Value of Qualified Capital Stock of the Company, Redeemable Capital Stock of the Company, or Indebtedness of the Company convertible into Qualified Capital Stock of the Company, in the latter two cases upon such redemption or conversion thereof into Qualified Capital Stock of the Company, issued by the Company or any Restricted Subsidiary of the Company as consideration for any such Investments made pursuant to this clause (h), and (3) in the case of the disposition or repayment of any Investment made pursuant to this clause (h) after the Issue Date (including by redesignation of an Unrestricted Subsidiary of the Company to a Restricted Subsidiary of the Company), an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment; provided, however, that the amount of any Permitted Investments under this clause (h) shall be excluded from the computation of the amount of any Restricted Payment under Section 1012;

            (i) Investments in trade receivables, prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other similar deposits or escrow;

            (j) Loans, advances and extensions of credit to employees made in the ordinary course of business of the Company not in excess of $500,000 in any fiscal year;

            (k) Bonds, notes, debentures or other securities received as a result of Asset Sales permitted under Section 1017;

            (l) Endorsements for collection or deposit in the ordinary course of business by such Person of bank drafts and similar negotiable instruments of such other person received as payment for ordinary course of business trade receivables;

            (m) Investments deemed to have been made as a result of the acquisition of a Person that at the time of such acquisition held instruments constituting Investments that were not acquired in contemplation of, or in connection with, the acquisition of such Person;

            (n) Investments in or acquisitions of Capital Stock, indebtedness, securities or other property of Persons (other than Affiliates of the Company) received by the Company or any of its Restricted Subsidiaries in the bankruptcy or reorganization of or by such Person or any exchange of such Investment with the issuer thereof or taken in settlement of or other resolution of claim or disputes, and, in each case, extensions, modifications and renewals thereof;

            (o) Investments in any Person to which Telecommunications Assets used in an Initial System have been transferred and which person has provided to the Company or a Restricted Subsidiary the right to use such assets pursuant to an Incumbent Agreement; provided that, in the good faith determination of the Board of Directors, the present value of the future payments expected to be received by the Company in respect of any such Investment plus the Fair Market Value of any capital stock or other securities received in connection therewith shall be at least equal to the Fair Market Value of such Investment; and

            (p) Investments in one or more Permitted Telecommunications Joint Ventures; provided that the total original cost of all such Permitted Telecommunications Joint Ventures plus the cost or Fair Market Value, as applicable, of all additions thereto less the sum of all amounts received as returns thereon shall not exceed $20,000,000.

            "Permitted Liens" means: (a) Liens existing on the Issue Date;

            (b) Liens on any property or assets of a Restricted Subsidiary granted in favor of the Company or any Restricted Subsidiary;

            (c) Liens on any property or assets of the Company or any Restricted Subsidiary securing the Notes or any Guarantees thereof;

            (d) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease permitted by this Indenture;

            (e) Liens securing Indebtedness incurred under clauses (g), (j) or
(m) of the definition of "Permitted Indebtedness";

            (f) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business of the Company or any Restricted Subsidiary and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceeding, if a reserve or other appropriate provision, if any, as required in conformity with GAAP shall have been made therefor;

            (g) Liens for taxes, assessments, government charges or claims that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

            (h) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance bonds, escrows and other obligations of a like nature incurred in the ordinary course of business (other than contracts for the payment of money);

            (i) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Restricted Subsidiary incurred in the ordinary course of business;

            (j) Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

            (k) Liens securing Acquired Indebtedness created prior to (and not in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary; provided that such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the assets acquired in connection with the incurrence of such Acquired Indebtedness;

            (l) Liens securing obligations of the Company under Interest Rate Agreements or Currency Agreements permitted to be incurred under clause (f) of the definition of "Permitted Indebtedness" or any collateral for the Indebtedness to which such Interest Rate Agreements or Currency Agreements relate;

            (m) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

            (n) Liens securing reimbursement obligations of the Company or any Restricted Subsidiary with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

            (o) Liens arising from purchase money mortgages and purchase money security interests; provided that (i) the related Indebtedness shall not be secured by any property or assets of the Company or of any Restricted Subsidiary other than the property and assets so acquired and (ii) the Lien securing such Indebtedness shall be created within 60 days of such acquisition;

            (p) Liens securing the Escrow Account, the Pledged Securities and the proceeds thereof and the security interest created by the Pledge Agreement;

            (q) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (o); provided that any such extension, renewal or replacement shall be no more restrictive in any material respect than the Lien so extended, renewed or replaced and shall not extend to any additional property or assets;

            (r) Liens with respect to the equipment and related assets of the Company installed on its network in favor of Persons that have licensed, leased, transferred or granted to the Company or any Restricted Subsidiary a right to use Telecommunications Assets or financed the purchase of Telecommunications Assets or securing the obligations of the Company or such Restricted Subsidiary under an Incumbent Agreement; provided that such Liens will (1) be created on terms that the Company reasonably believes to be no less favorable to the Company than Liens granted under clause (e) of this definition and (2) not secure any Indebtedness in excess of the Fair Market Value of the equipment and assets so secured;

            (s) Liens relating to revenues of the Company or any Restricted Subsidiary arising as a result of obligations under an Incumbent Agreement; and

            (t) Liens on the property or assets or Capital Stock of Accounts Receivable Subsidiaries and Liens arising out of any sale of Accounts Receivable in the ordinary course of business (including in connection with a financing transaction) to or by an Accounts Receivable Subsidiary or to Persons that are not Affiliates of the Company.

            "Permitted Telecommunications Asset Sale" means any transfer, conveyance, sale, lease or other disposition of a capital asset that is a Telecommunications Asset, the proceeds of which are treated as revenues (including deferred revenues) by the Company in accordance with GAAP.

            "Permitted Telecommunications Joint Venture" means a corporation, partnership or other entity engaged in one or more Telecommunications Businesses in which the Company owns, directly or indirectly, an equity interest.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, business trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Pledge Agreement" means the Pledge Agreement dated as of the Issue Date, by and between the Trustee and the Company, governing the disbursement of funds from the Escrow Account.

            "Pledged Securities" means the securities purchased by the Company with a portion of the net proceeds from the initial offer and sale by the Company of the Initial Notes, which shall consist of Government Securities, to be deposited in the Escrow Account.

            "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

            "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the Issue Date, including, without limitation, all series and classes of such preferred or preference stock of such Person.

            "Public Equity Offering" means an offer and sale of Common Stock (which is Qualified Capital Stock) of the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company) and resulting in Net Cash Proceeds to the Company of not less than $45,000,000.

            "Qualified Capital Stock" means, with respect to any Person, any and all Capital Stock of such Person other than Redeemable Capital Stock.

            "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or, upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Notes or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity; provided that any Capital Stock that would not otherwise constitute Redeemable Capital Stock but for provisions giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Notes shall not constitute Redeemable Capital Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable in any material respect to holders of such Capital Stock than the provisions contained in Section 1017 and Section 1010 are to holders of the Notes, and such Capital Stock specifically provides that such Person will not repurchase or redeem any such Capital Stock pursuant to any such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Section 1017 and Section 1010.

            "Redemption Date", when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

            "S&P" means Standard and Poor's Ratings Services, a division of McGraw-Hill, Inc., and its successors.

            "Sale-Leaseback Transaction" means any direct or indirect arrangement, or series of related arrangements, with any Person (other than the Company or a Restricted Subsidiary) or to which any Person (other than the Company or a Restricted Subsidiary) is a party, providing for the leasing to the Company or to a Restricted Subsidiary of any property for an aggregate term exceeding three years, whether owned by the Company or by any Subsidiary of the Company at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property; provided that the transfer by the Company or any Restricted Subsidiary of Telecommunications Assets to, and the leasing by the Company or any Restricted Subsidiary of such assets from, a Permitted Telecommunications Joint Venture shall not constitute a Sale-Leaseback Transaction.

            "Separability Date" shall mean the earliest to occur of: (i) October 5, 1998, (ii) the date on which a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a registered exchange offer for the Notes or covering the sale by holders of the Notes is declared effective under the Securities Act, (iii) the occurrence of an Exercise Event (as defined in the Warrant Agreement, (iv) the occurrence of an Event of Default (as defined herein), or (v) such date as may be determined by Merrill Lynch, Pierce, Fenner & Smith Incorporated in its sole discretion and specified to the Company, the Trustee and the Warrant Agent in writing. The separation of the Warrants and the Notes is herein referred to as the "Separation."

            "Shelf Registration Statement" means the Shelf Registration as defined in the Notes Registration Rights Agreement.

            "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary that, together with its Subsidiaries, (i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries, (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, or (iii) owns one or more FCC licenses the aggregate cost or Fair Market Value of which represents 5% or more of the net asset value of the Company and its Restricted Subsidiaries on a consolidated basis as of the end of such fiscal year, in the case of (i), (ii) or (iii) as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity" means, when used with respect to any Note or any installment of interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

            "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

            "Telecommunications Assets" means, with respect to any Person, assets (including, without limitation, rights of way, trademarks and licenses) other than current assets that are utilized by such Person, directly or indirectly, for the design, development, construction, installation, integration or provision of the Company's network, including, without limitation, any businesses or services in which the Company is currently engaged and including any computer systems used in a Telecommunications Business. Telecommunications Assets shall also include 66 2/3% of the Voting Stock of another Person, provided that substantially all of the assets of such other Person consist of Telecommunications Assets, and provided further such Voting Stock shall be held by the Company or a Restricted Subsidiary, such other Person either is, or immediately following the relevant transaction shall become, a

Restricted Subsidiary of the Company pursuant to this Indenture or a Permitted Telecommunications Joint Venture subject to the limitations set forth under clause (p) of the definition of "Permitted Investment." The determination of what constitutes Telecommunications Assets shall be made by the Board of Directors and evidenced by a Board Resolution delivered to the Trustee.

            "Telecommunications Business" means, the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) constructing, creating, developing, acquiring or marketing Telecommunication Assets or other communications related network equipment, software and other devices for use in a telecommunications business or (iii) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in clause (i) or (ii) above; provided that the determination of what constitutes a Telecommunications Business shall be made in good faith by the board of directors of the Company.

            "Telecommunications Indebtedness" means Indebtedness of the Company or any Restricted Subsidiary incurred at any time within 315 days of, and for the purpose of financing all or any part of the cost of, the construction, expansion, installation, acquisition or improvement by the Company or any Restricted Subsidiary of any new Telecommunications Assets; provided that the proceeds of such Indebtedness are expended for such purposes within such 315-day period; and provided further that the Net Cash Proceeds from the issuance of such Indebtedness does not exceed, as of the date of incurrence thereof, 100% of the lesser of the cost or Fair Market Value of such Telecommunications Assets; provided further that, to the extent an Incumbent Agreement is characterized as a Capitalized Lease Obligation, it shall be considered Telecommunications Indebtedness.

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "Unrestricted Subsidiary" means (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors as provided below) and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as (i) neither the Company nor any other Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity,
(iii) any Investment in such Subsidiary made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 1012, (iv) neither the Company nor any Restricted Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from persons who are not Affiliates of the Company, and (v) neither the Company nor any other Subsidiary has any obligation (1) to subscribe for additional shares of Capital Stock or other equity interest in such Subsidiary, or (2) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the board of directors of the Company shall be evidenced to the Trustee by filing a board resolution with the Trustee giving effect to such designation. The Board of Directors may designate any Unrestricted Subsidiary as a Restricted Subsidiary if, immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1011.

            "Vendor Credit Facility" means, collectively, (i) the revolving credit facility to be entered into by and among the Company, a finance subsidiary of the Company and NEC Industries, Inc. (or any of its affiliates, including NEC Corporation and NEC America, Inc.), substantially in the form outlined by the commitment letter dated October 14, 1997; (ii) the revolving credit facility to be entered into by and among the Company, a finance subsidiary of the Company and Andrew Corporation (or its affiliates), substantially in the form outlined by the commitment letter dated December 8, 1997; and (iii) the takeout credit facility substantially in the form of the Commitment Letters dated October 7, 1997 and October 8, 1997, among the Company, a finance subsidiary of the Company and each of the financial institutions party thereto.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" means, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

            "Wholly Owned" means, with respect to the Subsidiary of any Person, the ownership of all of the outstanding Capital Stock of such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) by such Person or one or more Wholly Owned Subsidiaries of such Person.

            SECTION 102. Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104. Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

            (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

            SECTION 105. Notices, etc., to Trustee, Company

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration Division, or
(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office, Attention: Corporate Secretary, specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 106. Notice to Holders; Waiver.

            Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

            SECTION 107. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 108. Successors and Assigns.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 109. Separability Clause.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 110. Benefits of Indenture.

            Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Notes Registrar and their successors hereunder, the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 111. Governing Law.

            THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Upon the issuance of Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

            SECTION 112. Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE TWO

                                   NOTE FORMS

            SECTION 201. Forms Generally.

            The Initial Notes shall be known and designated as the "12 1/4% Senior Notes due 2008" of the Company and the Exchange Notes shall be known and designated as the "12 1/4% Series B Senior Notes due 2008" of the Company. The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The definitive Notes shall be printed, typewritten, photocopied, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

            Initial Notes offered and sold to qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") in reliance on Rule 144A under the Securities Act shall contain each of the legends set forth in Section 205 and shall be issued in the form of one or more permanent global Notes (the "Rule 144A Global Notes"), registered in the name of the Depositary or the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Initial Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially in the form of a single permanent global Note (the "Offshore Global Note"), registered in the name of the Depositary or the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Note may from time to time be increased or decreased by adjustments made in the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Initial Notes issued pursuant to Section 305 in exchange for or upon transfer of beneficial interests in the U.S. Global Note or the Offshore Global Note may be in the form of either (i) U.S. permanent certificated Notes (the "U.S. Physical Notes") or (ii) offshore permanent certificated Notes (the "Offshore Physical Notes") containing the Private Placement Legend (as defined in Section 205) as set forth in Section 205 until such time as the conditions set forth in Section 205 are satisfied, respectively, as provided in Section 312.

            The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively referred to herein as the "Physical Notes". The U.S. Global Note and the Offshore Global Note are sometimes collectively referred to herein as the "Global Notes".

            The Exchange Notes shall be issued in substantially the form set forth in Sections 202 and 203.

            SECTION 202. Form of Face of Note.

                                  PATHNET, INC.

                          12 1/4% Senior Note due 2008

                                                          [CUSIP] ______________
                                                           [ISIN] ______________

No. __________                                                         $________

            Pathnet, Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________ or registered assigns, the principal sum of ____________________ Dollars on April 15, 2008, at the office or agency of the Company referred to below, and to pay interest thereon on October 15, 1998 and semi-annually thereafter, on April 15 and October 15 in each year, from April 8, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 12 1/4% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Notes from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in such Indenture, shall be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. This Note has been issued with original issue discount for U.S. federal income tax purposes.

The following information is supplied for purposes of Sections 1273 and 1275 of the Internal Revenue Code:

            Issue Date:                         April 8, 1998

            Issue Price:                        $988.29

            Original issue discount under
            Section 1273 of the Internal
            Revenue Code (for each $1,000
            principal amount):                  $11.71

            Yield Maturity                      12.46%

Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes, may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Note will be made to the Depositary or its nominee, as the case may be, as the registered owner thereof, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by its check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register or (ii) by wire transfer to an account maintained by the payee located in the United States.

            The Holder of this Note is entitled to the benefits of the Notes Registration Rights Agreement, dated as of April 8, 1998 (the "Notes Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that either (i) the Company fails to file with the Commission the Exchange Offer Registration Statement required by the Notes Registration Rights Agreement on or before the 60th day following the Issue Date, (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 150th day following the Issue Date, (iii) the Exchange Offer has not been consummated or, if required, a Shelf Registration Statement with respect to the Notes is not declared effective on or prior to the 180th day following the Issue Date or (iv) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable except under certain circumstances (each event referred to in clauses (i) through (iv) above, a "Registration Default"), additional cash interest ("Liquidated Damages") shall accrue to each Holder of the Notes commencing upon the occurrence of such Registration Default in an amount equal to 0.50% per annum of the principal amount of Notes held by such Holder. The amount of Liquidated Damages will increase by an additional 0.50% per annum of the principal amount of Notes with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum rate of Liquidated Damages of 1.50% per annum of the principal amount of Notes. All accrued Liquidated Damages will be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. Following the cure of all Registration Defaults, the accrual of Liquidated Damages with respect to such Transfer Restricted Notes will cease.*

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

            Dated:                        PATHNET, INC.


                                          By
                                            -------------------------------

Attest:


----------------------------------
     Authorized Signature

            SECTION 203. Form of Reverse of Note.

            This Note is one of a duly authorized issue of securities of the Company designated as its 12 1/4% Senior Notes due 2008 (herein called the "Notes"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $350,000,000, which may be issued under an indenture dated as of April 8, 1998 (herein called the "Indenture")

----------

* Paragraph to be included in Initial Notes only.

between the Company and The Bank of New York, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

            The Notes are subject to redemption upon not less than 30 nor more than 60 days notice, at any time after April 15, 2003 as a whole or in part, at the election of the Company, at a Redemption Price (expressed as percentages of the principal amount) set forth below if redeemed during the 12-month period beginning April 15, of the years indicated (subject to the right of Holders of record on the relevant Regular Record Dates to receive interest due on an interest payment date):

                                                      Redemption
                         Year                           Price
                         ----                         ----------

            2003                                       106.125%

            2004                                       104.083%

            2005                                       102.042%

            2006 and thereafter                        100.00%

together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

            Notwithstanding the foregoing, at any time on or prior to April 15, 2001, the Company may redeem within 60 days of one or more Public Equity Offerings up to 35% of the aggregate principal amount of the Notes issued on the Issue Date at a redemption price equal to 112.25% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment
Date) with the Net Cash Proceeds of one or more Public Equity Offerings; provided that at least 65% of the principal amount of the Notes issued on the Issue Date remain Outstanding.

            If less than all the Notes are to be redeemed, the Trustee will select the particular Notes to be redeemed not more than 60 days prior to the redemption date by such method as the Trustee deems fair and appropriate; provided that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000. Notice of redemption will be mailed, first-class postage prepaid, at least 30 but not more than 60 days before the redemption date to each holder of Notes to be redeemed at its registered address.

On and after the date of redemption, interest will cease to accrue on Notes or portions thereof called for redemption and accepted for payment

            Upon the occurrence of a Change of Control, the Holder of this Note may require the Company, subject to certain limitations provided in Section 1010 of the Indenture and otherwise in this Indenture, to repurchase this Note at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon to the Change of Control Purchase Date (as defined in Section 1010 of the Indenture).

            In the case of any redemption of Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of record of such Notes, or one or more Predecessor Notes, at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

            In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

            If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium and Liquidated Damages, if any) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            SECTION 204. Form of Trustee's Certificate of Authentication.

            The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            Dated: ____________________

            This is one of the Notes referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK, Trustee


                                            By
                                              ----------------------------------
                                              Authorized Signatory

            SECTION 205. Restrictive Legends.

            Unless and until (i) an Initial Note is sold pursuant to an effective Shelf Registration Statement or (ii) an Initial Note is exchanged for an Exchange Note in an Exchange Offer pursuant to an effective Exchange Offer Registration Statement, in either case pursuant to the Notes Registration Rights Agreement, (A) each U.S. Global Note and U.S. Physical Note shall bear the following legend set forth below (the "Private Placement Legend") on the face thereof and (B) the Offshore Global Note shall bear the Private Placement Legend on the face thereof until (x) the later of the 40th day after the Issue Date and the Separability Date (the "Offshore Note Exchange Date") and (y) receipt by the Company and the Trustee of a certificate substantially in the form of Exhibit A:

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS PERMITTED BY RULE 144(K) (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE

      DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR AN AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
      (A) TO PATHNET, INC. OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. IN CONNECTION WITH ANY TRANSFER OF THESE SECURITIES WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

            Each Global Note, whether or not an Initial Note, shall also bear the following legend on the face thereof:

      UNLESS THIS CERTIFICATE IS PRESENTED, BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 311 AND 312 OF THE INDENTURE.

            Each Note issued prior to the Separability Date shall bear the following legend (the "Unit Legend") on the face thereof:

      THE NOTES EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF THE 12 1/4% SENIOR NOTES DUE 2008 OF PATHNET, INC. (THE "NOTES") AND ONE WARRANT (A "WARRANT"), EACH INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 1.1 SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE (THE "COMMON STOCK"), OF PATHNET, INC. PRIOR TO THE CLOSE OF BUSINESS UPON THE EARLIEST TO OCCUR OF (i) OCTOBER 5, 1998; (ii) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO AN EXCHANGE OFFER FOR THE NOTES OR COVERING THE SALE BY HOLDERS OF THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (iii) THE OCCURRENCE OF AN EXERCISE EVENT (AS DEFINED IN THE WARRANT AGREEMENT); (iv) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE); OR (v) SUCH EARLIER DATE

      AS DETERMINED BY MERRILL LYNCH (AS DEFINED IN THE WARRANT AGREEMENT) IN ITS SOLE DISCRETION, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY TOGETHER WITH, THE WARRANTS.

                                  ARTICLE THREE

                                 THE SECURITIES

            SECTION 301. Title and Terms.

            The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $350,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to the Exchange Offer or Section 304, 305, 306, 906, 1010, 1017 or 1108.

            The Stated Maturity of the Notes shall be April 15, 2008, and they shall bear interest at the rate of 12 1/4% per annum from April 8, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on October 15, 1998 and semi-annually thereafter on April 15 and October 15 of each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

            The principal of (and premium and Liquidated Damages, if any) and interest on the Notes shall be payable to the Depositary or its nominee, as the case may be, as the registered owner thereof provided, however, that, at the option of the Company, interest may be paid (i) by its check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) by wire transfer to an account maintained by the payee located in the United States.

            The Notes shall be redeemable as provided in Article Eleven.

            SECTION 302. Denominations.

            The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

            SECTION 303. Execution, Authentication, Delivery and Dating.

            The Notes shall be executed on behalf of the Company by its Chairman, its CEO, its President or any executive vice president or vice president, under its corporate seal reproduced thereon and attested by its Secretary or an assistant secretary. The signature of any of these officers on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

            Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

            On Company Order, the Trustee shall manually authenticate for original issue Initial Notes in an aggregate principal amount not to exceed $350,000,000. On Company Order, the Trustee shall authenticate for original issue Exchange Notes in an aggregate principal amount at Maturity not to exceed $350,000,000; provided that such Exchange Notes shall be issuable only upon the valid surrender for cancellation of Initial Notes of a like aggregate principal amount at Maturity in accordance with an Exchange Offer pursuant to the Notes Registration Rights Agreement. In each case, the Trustee shall receive an Officers' Certificate and an Opinion of Counsel of the Company in connection with such authentication of Notes. Such order shall specify the amount of Notes to be authenticated and the date on which the original issue of Notes is to be authenticated.

            Each Note shall be dated the date of its authentication.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

            In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

            SECTION 304. Temporary Notes.

            Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

            If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

            SECTION 305. Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Note Registrar") for the purpose of registering Notes and transfers of Notes as herein provided.

            Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount.

            At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Notes for Exchange Notes shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission, the Trustee shall have received an Officer's Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Initial Notes to be exchanged for the Exchange Notes shall be cancelled by the Trustee.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1010, 1017 or 1108 not involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

            SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes.

            If (i) any mutilated Note is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

            Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION 307. Payment of Interest; Interest Rights Preserved.

            Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Note Register or (ii) transfer to an account located in the United States maintained by the payee.

            Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

            SECTION 308. Persons Deemed Owners.

            Prior to the due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium and Liquidated Damages, if any) and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 309. Cancellation.

            All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Notes be returned to it.

            SECTION 310. Computation of Interest.

            Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 311. Book-Entry Provisions for Global Notes.

            (a) Each Global Note initially shall (i) be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 203.

            Except as provided in Section 311(b), owners of beneficial interests in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Notes in certificated form and will not be considered the registered owner or Holder thereof under this Indenture for any purpose.

            Members of, or Participants in, the Depositary shall have no rights under this Indenture with respect to any Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Note. The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Notes.

            (b) Interests of beneficial owners in a Global Note may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 312. Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, a nominee of the Depositary, its successors or their respective nominees, except (i) as otherwise set forth in Section 312 and (ii) U.S. Physical Notes or Offshore Physical Notes shall be transferred to beneficial owners in exchange for their beneficial interests in the U.S. Global Note or the Offshore Global Note, as the case may be, if the Depositary (1) notifies the Company that it is unwilling or unable to continue as depository for the applicable Global Note and the Company thereupon fails to appoint a successor depository or (2) has ceased to be a clearing agency registered under the Exchange Act. In connection with a transfer of an entire Global Note to beneficial owners pursuant to clause (ii) of this paragraph (b), the applicable Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the applicable Global Note, an equal aggregate principal amount of U.S. Physical Notes (in the case of the U.S. Global Note) or Offshore Physical Notes (in the case of the Offshore Global Note), as the case may be, of authorized denominations.

            (c) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

            (d) Any U.S. Physical Note delivered in exchange for an interest in the U.S. Global Note pursuant to paragraph (b) of this Section shall, unless such exchange is made on or after (i) an Initial Note is sold pursuant to an effective Shelf Registration Statement, pursuant to the Notes Registration Rights Agreement, (ii) an Initial Note is exchanged for an Exchange Note in an Exchange Offer pursuant to an effective Exchange Offer Registration Statement, pursuant to the Notes Registration Rights Agreement, or (iii) two years after the later of the Issue Date and the last date on which the Company or any affiliate of the Company was the owner of the Initial Note (the "Resale Restriction Termination Date") evidenced by an opinion of counsel to such Holder reasonably satisfactory to the Company and except as otherwise provided in
Section 312, bear the Private Placement Legend.

            SECTION 312. Transfer Provisions.

            Unless and until (i) an Initial Note is sold pursuant to an effective Registration Statement, or (ii) an Initial Note is exchanged for an Exchange Note in connection with an effective Registration Statement pursuant to the Notes Registration Rights Agreement, the following provisions shall apply:

            (a) General. The provisions of this Section 312 shall apply to all transfers involving any Physical Note and any beneficial interest in any Global Note.

            (b) Certain Definitions. As used in this Section 312 only, "delivery" of a certificate by a transferee or transferor means the delivery to the Note Registrar by such transferee or transferor of the applicable certificate duly completed; "holding" includes both possession of a Physical Note and ownership of a beneficial interest in a Global Note, as the context requires; "transferring" a Global Note means transferring that portion of the principal amount of the transferor's beneficial interest therein that the transferor has notified the Note Registrar that it has agreed to transfer; and "transferring" a Physical Note means transferring that portion of the principal amount thereof that the transferor has notified the Note Registrar that it has agreed to transfer.

            As used in this Indenture, "Regulation S Certificate" means a certificate substantially in the form set forth as Exhibit B; "Rule 144A Certificate" means a certificate substantially in the form set forth as Exhibit A; and "Non-Registration Opinion and Supporting Evidence" means a written opinion of counsel reasonably acceptable to the Company to the effect that, and such other certification or information as the Company may reasonably require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

            (c) [Intentionally Omitted]

            (d) Deemed Delivery of a Rule 144A Certificate in Certain Circumstances. A Rule 144A Certificate, if not actually delivered, will be deemed delivered if (i) (A) the transferor advises the Company and the Trustee in writing that the relevant offer and sale were made in accordance with the provisions of Rule 144A (or, in the case of a transfer of a Physical Note, the transferor checks the box provided on the Physical Note to that effect) and (B) the transferee advises the Company and the Trustee in writing that (x) it and, if applicable, each account for which it is acting in connection with the relevant transfer, is a QIB within the meaning of Rule 144A, (y) it is aware that the transfer of Notes to it is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) prior to the proposed date of transfer it has been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and has either declined such opportunity or has received such information (or, in the case of a transfer of a Physical Note, the transferee signs the certification provided on the Physical Note to that effect); or (ii) the transferor holds the U.S. Global Note and is transferring to a transferee that will take delivery in the form of the U.S. Global Note.

            (e) Procedures and Requirements.

            1. If the proposed transfer occurs prior to the Offshore Note Exchange Date, and the proposed transferor holds:

            (A) a U.S. Physical Note which is surrendered to the Note Registrar, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Note, then the Note Registrar shall (x) register such transfer in the name of such transferee and record the date thereof in its books and records, (y) cancel such surrendered U.S. Physical Note and (z) deliver a new U.S. Physical Note to such transferee duly registered in the name of such transferee in principal amount equal to the principal amount being transferred of such surrendered U.S. Physical Note;

                  (ii) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the U.S. Global Note, then the Note Registrar shall (x) cancel such surrendered U.S. Physical Note, (y) record an increase in the principal amount of the U.S. Global Note equal to the principal amount being transferred of such surrendered U.S. Physical Note and
            (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; or

                  (iii) delivers a Regulation S Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the Offshore Global Note, then the Note Registrar shall (x) cancel such surrendered U.S. Physical Note, (y) record an increase in the principal amount of the Offshore Global Note equal to the principal amount being transferred of such surrendered U.S. Physical Note and
            (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; provided, however, that until the Offshore Note Exchange

            Date occurs, beneficial interests in the Offshore Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Participants acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account.

            In any of the cases described in this Section 312(e)(1)(A), the Note Registrar shall deliver to the transferor a new U.S. Physical Note in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Note, as applicable.

            (B) a beneficial interest in the U.S. Global Note, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Note, then the Note Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the U.S. Global Note in an amount equal to the beneficial interest therein being transferred, (y) deliver a new U.S. Physical Note to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer;

                  (ii) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the U.S. Global Note, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; or

                  (iii) delivers a Regulation S Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the Offshore Global Note, then the Note Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the U.S. Global Note in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the Offshore Global Note equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; provided, however, that until the Offshore Note Exchange Date occurs, beneficial interests in the Offshore Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Participants acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account.

            (C) a beneficial interest in the Offshore Global Note, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Note, then the Note Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Offshore Global Note in an amount equal to the beneficial interest therein being transferred, (y) deliver a new U.S. Physical Note to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer;

                  (ii) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the U.S. Global Note, then the Note Registrar shall (x) record a decrease in the principal amount of the Offshore Global Note in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the U.S. Global Note equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; or

                  (iii) delivers a Regulation S Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the Offshore Global Note, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; provided, however, that until the Offshore Note Exchange Date occurs, beneficial interests in the Offshore Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Participants acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account.

            2. If the proposed transfer occurs on or after the Offshore Note Exchange Date and the proposed transferor holds:

            (A) a U.S. Physical Note which is surrendered to the Note Registrar, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Note, then the procedures set forth in
            Section 312(e)(1)(A)(i) shall apply;

                  (ii) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the U.S. Global Note, then the procedures set forth in Section
            312(e)(1)(A)(ii) shall apply; or

                  (iii) delivers a Regulation S Certificate, then the Note
            Registrar shall cancel such surrendered U.S. Physical Note and at the direction of the transferee, either:

                        (x) register such transfer in the name of such
                  transferee, record the date thereof in its books and records and deliver a new Offshore Physical Note to such transferee in principal amount equal to the principal amount being transferred of such surrendered U.S. Physical Note, or

                        (y) if the proposed transferee is or is acting through
                  an Participant, record an increase in the principal amount of the Offshore Global Note equal to the principal amount being transferred of such surrendered U.S. Physical Note and notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer.

            In any of the cases described in this Section 312(e)(2)(A), the Note Registrar shall deliver to the transferor a new U.S. Physical Note in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Note, as applicable.

            (B) a beneficial interest in the U.S. Global Note, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee requests delivery in the form of a U.S. Physical Note, then the procedures set forth in Section 312(e)(1)(B)(i) shall apply; or

                  (ii) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests that the proposed transferee receive a beneficial interest in the U.S. Global Note, then the procedures set forth in Section
            312(e)(1)(B)(ii) shall apply; or

                  (iii) delivers a Regulation S Certificate, then the Note
            Registrar shall (x) record a decrease in the principal amount of the U.S. Global Note in an amount equal to the beneficial interest therein being transferred, (y) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer and (z) at the direction of the transferee, either:

                        (x) register such transfer in the name of such
                  transferee, record the date thereof in its books and records and deliver a new Offshore Physical Note to such transferee in principal amount equal to the amount of such decrease in the principal amount of the U.S. Global Note, or

                        (y) if the proposed transferee is or is acting through a
                  Participant, record an increase in the principal amount of the Offshore Global Note equal to the amount of such decrease in the principal amount of the U.S. Global Note.

            (C) an Offshore Physical Note which is surrendered to the Note Registrar, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests delivery in the form of the U.S. Global Note, then the Note Registrar shall (x) cancel such surrendered Offshore Physical Note,
            (y) record an increase in the principal amount of the U.S. Global Note equal to the principal amount being transferred of such surrendered Offshore Physical Note and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer;

                  (ii) where the proposed transferee is or is acting through a
            Participant, requests that the proposed transferee receive a beneficial interest in the Offshore Global Note, then the Note Registrar shall (x) cancel such surrendered Offshore Physical Note,
            (y) record an increase in the principal amount of the Offshore Global Note equal to the principal amount being transferred of such surrendered Offshore Physical Note and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer; or

                  (iii) does not make a request covered by Section
            312(e)(2)(C)(i) or Section 312(e)(2)(C)(ii), then the Note Registrar shall (x) register such transfer in the name of such transferee and record the date thereof in its books and records, (y) cancel such surrendered Offshore Physical Note and (z) deliver a new Offshore Physical Note to such transferee duly registered in the name of such transferee in principal amount equal to the principal amount being transferred of such surrendered Offshore Physical Note.

            In any of the cases described in this Section 312(e)(2)(C), the Note Registrar shall deliver to the transferor a new U.S. Physical Note in principal amount equal to the principal amount not being transferred of such surrendered U.S. Physical Note, as applicable.

            (D) the Offshore Global Note, and the proposed transferee or transferor, as applicable:

                  (i) delivers (or is deemed to have delivered pursuant to
            clause (d) above) a Rule 144A Certificate and the proposed transferee is or is acting through a Participant and requests delivery in the form of the U.S. Global Note, then the Note Registrar shall (x) record a decrease in the principal amount of the Offshore Global Note in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the U.S. Global Note equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer;

                  (ii) where the proposed transferee is or is acting through a
            Participant, requests that the proposed transferee receive a beneficial interest in the Offshore Global Note, then the transfer shall be effected in accordance with the procedures of the Depositary therefor; or

                  (iii) does not make a request covered by Section
            312(e)(2)(D)(i) or Section 312(e)(2)(D)(ii), then the Note Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Offshore Global Note in an amount equal to the beneficial interest therein being transferred,
            (y) deliver a new Offshore Physical Note to such transferee duly registered in the name of such transferee in principal amount equal to the amount of such decrease and (z) notify the Depositary in accordance with the procedures of the Depositary that it has effected such transfer.

            (f) Execution, Authentication and Delivery of Physical Notes. In any case in which the Note Registrar is required to deliver a Physical Note to a transferee or transferor, the Company shall execute, and the Trustee shall authenticate and make available for delivery, such Physical Note.

            (g) Certain Additional Terms Applicable to Physical Notes. Any transferee entitled to receive a Physical Note may request that the principal amount thereof be evidenced by one or more Physical Notes in any authorized denomination or denominations and the Note Registrar shall comply with such request if all other transfer restrictions are satisfied.

            (h) Transfers Not Covered by Section 312(e). The Note Registrar shall effect and record, upon receipt of a written request from the Company so to do, a transfer not otherwise permitted by Section 312(e), such recording to be done in accordance with the otherwise applicable provisions of Section 312(e), upon the furnishing by the proposed transferor or transferee of a Non-Registration Opinion and Supporting Evidence.

            (i) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Note Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions with respect thereto set forth in this Indenture. The Note Registrar shall not be required to determine (but may rely upon a determination made by the Company) the sufficiency of any such certifications, legal opinions or other information.

            (j) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Note Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Note Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the circumstances exist contemplated by the fourth paragraph of Section 201 (with respect to an Offshore Physical Note) or the requested transfer is at least two years after the original issue date of the Initial Note (with respect to any Physical Note), (ii) there is delivered to the Note Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Notes are exchanged for Exchange Notes pursuant to an Exchange Offer.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

            SECTION 401. Satisfaction and Discharge of Indenture.

            This Indenture upon Company Request shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Notes as expressly provided for herein or pursuant hereto), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

            (1) either

                  (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (b) all Notes not theretofore delivered to the Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (b)(i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium and Liquidated Damages, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

            SECTION 402. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 501. Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest or Liquidated Damages, if any, on any Note when it becomes due and payable, and continuance of such default for a period of 30 days or more (provided that such 30-day grace period shall not be applicable to the first four interest payments due on the Notes);

            (2) default in the payment of the principal of (or premium, if any, on) any Note at its Maturity (upon acceleration, optional redemption, required purchase or otherwise);

            (3) (A) default in the performance, or breach, of any covenant or agreement of the Company contained in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in the immediately preceding clause (1) or (2) or in clause (B), (C) or (D) of this clause (3)) and continuance of such default or breach for a period of 30 days after written notice shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; (B) default in the performance or breach of the provisions of Section 1017; (C) default in the performance or breach of the provisions of Article Eight; and (D) default in the performance or breach of Section 1010;

            (4) (A) one or more defaults in the payment of principal of or premium, if any, or interest on Indebtedness of the Company or any Significant Subsidiary aggregating $7,500,000 or more, when the same becomes due and payable at the Stated Maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) Indebtedness of the Company or any Significant Subsidiary aggregating $7,500,000 or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the Stated Maturity thereof);

            (5) one or more final judgments, orders or decrees of any court or regulatory agency shall be rendered against the Company or any Significant Subsidiary or their respective properties for the payment of money, either individually or in an aggregate amount, in excess of $7,500,000 and either
      (A) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (B) there shall have been a period of 30 days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, was not in effect;

            (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

            (7) the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal

      Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

            (8) the Pledge Agreement ceases to be in full force and effect before payment in full of the obligations thereunder.

            SECTION 502. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then Outstanding by written notice to the Company (and to the Trustee, if such notice is given by the Holders) may, and the Trustee upon the written request of such Holders shall, declare the principal amount, premium if any and accrued and unpaid interest and Liquidated Damages, if any, on all of the Outstanding Notes to be due and payable immediately, and upon any such declaration all such amounts payable in respect of the Notes shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501(7) occurs and is continuing, then the principal of, premium, if any, accrued interest and Liquidated Damages, if any, on all of the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (a) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                  (i) all overdue interest on all Outstanding Notes,

                  (ii) all unpaid principal of (and premium, if any, on) any
            Outstanding Notes that have become due otherwise than by such declaration of acceleration, together with interest on such unpaid principal at the rate borne by the Notes,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and Liquidated Damages, if any, and overdue principal at the rate borne by the Notes, and

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (b) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest and Liquidated Damages, if any, on the Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Notes because of an Event of Default specified in Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Notes, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (a) default is made in the payment of any installment of interest and Liquidated Damages, if any, on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium and Liquidated Damages, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest and Liquidated Damages, if any, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest or Liquidated Damages, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims Without Possession of Notes.

            All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

            SECTION 506. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium or Liquidated Damages, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            first: To the payment of all amounts due to the Trustee under
      Section 606;

            second: To the payment of the amounts then due and unpaid for principal of (and premium and Liquidated Damages, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium and Liquidated Damages, if any) and interest, respectively;

            third: To the payment of any and all amounts due to the Person or Persons entitled thereto; and

            fourth: The balance, if any, to the Company.

            SECTION 507. Limitation on Suits.

            No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

            SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Note of the principal of (and premium and Liquidated Damages, if any) and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 509. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512. Control by Holders.

            The Holders of not less than a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

            SECTION 513. Waiver of Past Defaults.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of (or premium and Liquidated Damages, if any) or interest on any Note, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 514. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

            SECTION 601. Notice of Defaults.

            Within five days after the earlier of receipt from the Company of notice of the occurrence of a Default or Event of Default hereunder or the date when such occurrence hereunder actually becomes known to a Responsible Officer of the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium or Liquidated Damages, if any) or interest on any Note or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

            SECTION 602. Certain Rights of Trustee.

            Subject to the provisions of TIA Sections 315(a) through 315(d):

            (1) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

            (9) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 603. Trustee Not Responsible for Recitals or Issuance of Notes.

            The recitals contained herein and in the Notes, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

            SECTION 604. May Hold Notes.

            The Trustee, any Paying Agent, any Note Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

            SECTION 605. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

            SECTION 606. Compensation and Reimbursement.

            The Company agrees:

            (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the termination of this Indenture.

            SECTION 607. Corporate Trustee Required; Eligibility.

            There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 608. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of TIA
      Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) The Trustee may be removed at any time by Act of Holders of not less than a majority in principal amount of the Outstanding Notes. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Notes in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            SECTION 609. Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. Disclosure of Names and Addresses of Holders.

            Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

            SECTION 702. Reports by Trustee.

            Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Notes, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

            SECTION 703. Reports by Company.

            The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

            The Company will not, in a single transaction or a series of transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons, and the Company will not permit any Restricted Subsidiary to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or Persons, unless at the time and immediately after giving effect thereto:

            (1) either (A) the Company shall be the continuing corporation or
      (B) the Person (if other than the Company) formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or the Person that acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis, as the case may be (the "Surviving Entity"), (i) shall be a corporation organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (ii) shall expressly assume, by a supplemental indenture to this Indenture in form satisfactory to the Trustee, the Company's obligations pursuant to the Notes for the due and punctual payment of the principal of, premium, if any, and interest on all the Notes and the performance and observance of every covenant herein on the part of the Company to be performed or observed;

            (2) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of the Company or any Restricted Subsidiary incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

            (3) immediately after giving effect to such transaction or series of transactions on a pro forma basis (on the assumption that the transaction or series of transactions occurred on the first day of the two fiscal quarter period ending immediately prior to the consummation of such transaction or series of transactions, with the appropriate adjustments with respect to the transaction or series of transactions being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor hereunder) could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under
      Section 1011; and

            (4) the Company or such Person shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate (attaching the computations to demonstrate compliance with clause (3) above) and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer or lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            Any merger or consolidation of a Restricted Subsidiary with and into the Company (with the Company being the surviving entity) or another Restricted Subsidiary need only comply with clauses (3) and (4) above. Further, this section shall not apply to any reincorporation of the Company or any Restricted Subsidiary under the laws of the United States of America, any state thereof or the District of Columbia.

            SECTION 802. Successor Substituted.

            Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any sale, assignment, conveyance, transfer, lease or disposition of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801 in which the Company is not the continuing obligor hereunder, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder with the same effect as if such successor Person had been named as the Company herein. When a successor assumes all of the obligations of its predecessor under the Indenture, the predecessor shall be released from such obligations; provided that, in the case of a transfer by lease, the predecessor shall not be released from the payment of principal of, premium and Liquidated Damages, if any, and interest on the Notes. (Section 802)

            SECTION 803. Notes to Be Secured in Certain Events.

            If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any sale, assignment, conveyance, lease or transfer of the property of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1015 without equally and ratably securing the Notes, the Company, prior to or simultaneously with such consolidation, merger, sale, assignment, conveyance, lease or transfer, shall as to such property or assets, secure the Notes Outstanding (together with, if the Company shall so determine any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Notes) equally and ratably with (or prior
to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or shall cause such Notes to be so secured.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

            SECTION 901. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company or any other obligor on the Notes, and the assumption by any such successor of the covenants of the Company or such obligor contained herein and in the Notes in accordance with Article Eight of this Indenture;

            (2) to add to the covenants of the Company or any other obligor upon the Notes for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any other obligor upon the Notes, as applicable, in this Indenture or the Notes;

            (3) to cure any ambiguity, to correct or supplement any provision herein or in the Notes that may be defective or inconsistent with any other provision herein or in the Notes, or to make any other provisions with respect to matters or questions arising under this Indenture or the Notes; provided that, in each case, such action shall not adversely affect the interests of the Holders;

            (4) to comply with the requirements of the Commission in order to effect or maintain the qualification, if any, of the Indenture under the Trust Indenture Act;

            (5) to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture;

            (6) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's obligations hereunder, in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise;

            (7) to add a guarantor of the Notes under the Indenture;

            (8) to secure the Notes pursuant to the requirements of Section 803 or Section 1015 or otherwise;

            (9) to add any additional Events of Default; or

            (10) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609.

            SECTION 902. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (1) change the Stated Maturity of the principal of or any installment of interest on, any Note, or reduce the principal amount thereof (or premium or Liquidated Damages, if any) or the rate of interest thereon, alter any redemption provision with respect to any Note or change the coin or currency in which any Note or any premium or Liquidated Damages or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

            (2) amend, change or modify the obligation of the Company to make and consummate an Excess Proceeds Offer with respect to any Asset Sale in accordance with Section 1017 or the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 1010, including, in each case amending, changing or modifying any definition relating thereto;

            (3) reduce the percentage of the principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions and defaults of this Indenture and their consequences provided for in this Indenture;

            (4) modify any of the provisions of this Section or Sections 513 and
      Section 1019, except to increase the percentage of the aggregate principal amount of Outstanding Notes required for such actions thereunder or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (5) except as otherwise permitted under Article Eight consent to the assignment or transfer by the Company of any of their rights or obligations under the Indenture; or

            (6) release any Lien created by the Pledge Agreement, except in accordance with the terms of the Pledge Agreement.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 903. Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 904. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 906. Reference in Notes to Supplemental Indentures.

            Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

            SECTION 907. Notice of Supplemental Indentures.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Note affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

            SECTION 1001. Payment of Principal, Premium, if any, and Interest.

            The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of (and premium and Liquidated Damages, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

            SECTION 1002. Maintenance of Office or Agency.

            The Company shall maintain in The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Administration office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

            SECTION 1003. Money for Note Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium and Liquidated Damages, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium and Liquidated Damages, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or before 10:00 a.m. on each due date of the principal of (or premium and Liquidated Damages, if any) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium and Liquidated Damages, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium and Liquidated Damages, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium and Liquidated Damages, if any) or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any

Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium and Liquidated Damages, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium, interest or Liquidated Damages has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust. The Holder of such Note, as an unsecured general creditor, shall look thereafter only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 1004. Corporate Existence.

            Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

            SECTION 1005. Payment of Taxes and Other Claims.

            The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            SECTION 1006. Maintenance of Properties.

            The Company shall, or shall cause its Restricted Subsidiaries to, cause all material properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1006 shall prevent the Company or a Restricted Subsidiary from discontinuing the maintenance of any of such properties or disposing of them as otherwise permitted herein if such discontinuance or disposition is, in the judgment of the Company, desirable in the conduct of its business or the business of the Company or such Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

            SECTION 1007. Insurance.

            The Company shall at all times keep all of its and its Restricted Subsidiaries properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

            SECTION 1008. Statement by Officers As to Default.

            (a) The Company shall deliver to the Trustee, within 50 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture since beginning of such quarter or year, as the case may be. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $7,500,000), the Company shall deliver to the Trustee by registered or certified mail or by facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of an officer of the Company becoming aware of its occurrence.

            (c) When any Registration Default (as defined in the Notes Registration Rights Agreement) occurs, the Company shall deliver to the Trustee by registered or certified mail or by facsimile transmission an Officers' Certificate specifying the nature of such Registration Default within 10 days of its occurence. In addition, the Company shall deliver to the Trustee on each Interest Payment Date during the continuance of a Registration Default and on the Interest Payment Date following the cure of a Registration Default, an Officers' Certificate specifying the amount of Liquidated Damages which have accrued and which are then owing under the Notes Registration Rights Agreement.

            SECTION 1009. Provision of Financial Statements.

            (a) The Company shall file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15(d) of the Exchange Act.

            (b) The Company shall also be required (i) to file with the Trustee, and provide to each Holder of Notes, without cost to such Holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (ii) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder promptly upon request. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            SECTION 1010. Purchase of Notes upon Change of Control.

            (a) Upon the occurrence of a Change of Control at any time and subject to the compliance by the Company with the requirements of paragraph (b) of this Section 1010, each Holder shall have the right to require that the Company repurchase all of such Holder's Notes, in whole or in part in integral multiples of $1,000, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the date of purchase, in accordance with the procedures set forth in paragraphs (b) and
(c) of this Section 1010 (the "Change of Control Offer").

            (b) Within 15 days following any Change of Control, the Company shall notify the Trustee thereof and give to each Holder of the Notes in the manner provided in Section 105 a notice stating:

            (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Notes at the Purchase Price;

            (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

            (3) the Change of Control purchase price and a purchase date (the "Change of Control Purchase Date") which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations;

            (4) that any Note not tendered will continue to accrue interest;

            (5) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest and Liquidated Damages, if any, on and after the Change of Control Purchase Date; and

            (6) the instructions a Holder must follow in order to have its Notes repurchased in accordance with paragraph (d) of this Section.

            (d) Holders electing to have Notes purchased shall be required to surrender such Notes to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Purchase Date. Holders shall be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Notes purchased. Holders whose Notes are purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion shall be equal to $1,000 in principal amount or integral multiples thereof.

            SECTION 1011. Limitation on Indebtedness.

            The Company shall not, and shall not permit any Restricted Subsidiary to Incur any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness; provided that the Company may Incur Indebtedness if, at the time of such incurrence, the Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio would have been less than or equal to (i)
6.0 to 1.0 but greater than zero, for Indebtedness incurred on or prior to December 31, 2001, or (ii) 5.0 to 1.0 but greater than zero, for Indebtedness incurred thereafter. For the purposes of determining compliance with this Section 1011, in the event that an item of Indebtedness or any portion thereof meets the criteria of more than one of the type of Indebtedness that the Company and the Restricted Subsidiaries are permitted to Incur, the Company will have the right, in its sole discretion, to classify such item of Indebtedness or portion thereof at the time of its incurrence and will only be required to include the amount and type of such Indebtedness or portion thereof under the clause permitting the Indebtedness as so classified.

            SECTION 1012. Limitation on Restricted Payments.

            (a) The Company shall not, and shall not permit any Restricted Subsidiary to take, directly or indirectly, any of the following actions:

            (1) declare or pay any dividend on, or make any distribution to holders of, any shares of the Capital Stock of the Company (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire such shares of Qualified Capital Stock);

            (2) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of Capital Stock of the Company or any Capital Stock of any of its Affiliates (other than Capital Stock of any Wholly Owned Restricted Subsidiary) or any options, warrants or other rights to acquire such shares of Capital Stock;

            (3) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to the Stated Maturity of any principal payment or any sinking fund payment, any Indebtedness of the Company that is expressly subordinated in right of payment to the Notes; or

            (4) make any Investment (other than any Permitted Investment) in any Person;

(such payments or other actions described in (but not excluded from) clauses (1) through (4) are collectively referred to as "Restricted Payments"); unless at the time of, and immediately after giving effect to, the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (A) no Default or Event of Default shall have occurred and be continuing, (B) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1011 and (C) the aggregate amount of all Restricted Payments declared or made after the Issue Date shall not exceed the sum of:

            (i)(a) 100% of Consolidated Operating Cash Flow less 1.5 times Consolidated Interest Expense or (ii) if Consolidated Operating Cash Flow is a negative, minus 100% of such negative amount, in each case on a cumulative basis for the period beginning on the first day of the Company's first fiscal quarter after the Issue Date and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment; plus

            (ii) the aggregate Net Cash Proceeds and the Fair Market Value of Telecommunications Assets or Voting Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of Telecommunications Assets, received by the Company after the Issue Date as capital contributions or from the issuance or sale (other than to any Subsidiary) of shares of Qualified Capital Stock of the Company (including upon the exercise of options, warrants or rights) or warrants, options or rights to purchase shares of Qualified Capital Stock of the Company; plus

            (iii) the aggregate Net Cash Proceeds and the Fair Market Value of Telecommunications Assets or Voting Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of Telecommunications Assets, received by the Company after the Issue Date from the issuance or sale (other than to any Subsidiary) of debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company, together with the aggregate Net Cash Proceeds and the Fair Market Value of Telecommunications Assets or Voting Stock of a Person that becomes a Restricted Subsidiary, the assets of which consist primarily of Telecommunications Assets, received by the Company at the time of such conversion or exchange; plus

            (iv) to the extent not otherwise included in Consolidated Operating Cash Flow, an amount equal to the sum of (a) the net reduction in Investments (other than Permitted Investments) in any Person (other than a Restricted Subsidiary) resulting from the payment in cash of dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary after the Issue Date from such Person and (b) the amount of any net reduction in Investments resulting from the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (valued as provided in the definition of "Investment") at the time of such redesignation; provided that, in the case of (a) or (b) above, the foregoing sum shall not exceed the total amount of Investments (other than Permitted Investments) previously made in such Person or Unrestricted Subsidiary by the Company and its Restricted Subsidiaries.

            (b) Notwithstanding paragraph (a) above, the Company and any Restricted Subsidiary may take the following actions so long as (with respect to clauses (2) through (6) below) no Default or Event of Default shall have occurred and be continuing:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration the payment of such dividend would have complied with the provisions of paragraph (a) above and such payment will be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) above;

                  (2) the purchase, redemption or other acquisition or
            retirement for value of any shares of Capital Stock of the Company
            (x) in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Subsidiary) of, shares of Qualified Capital Stock of the Company;
            (y) that are held by former officers, employees or directors (or their estates or beneficiaries under their estates) of the Company or any of its Subsidiaries; provided that the aggregate amount of such purchase, redemption or other acquisition or retirement for value under this clause (y) will not exceed $250,000 in any given fiscal year; or (z) pursuant to the employment agreement dated August 4, 1997, between the Company and Richard Jalkut, as amended and as in effect on the Issue Date (and any extensions or renewals thereof); provided that the amount of such purchase, redemption or other acquisition or retirement for value under this clause (z) will not exceed $1,000,000 in any given fiscal year;

                  (3) the purchase, redemption, defeasance or other acquisition or retirement for value of any Indebtedness of the Company that is expressly subordinated in right of payment to the Notes in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Subsidiary) of, shares of Qualified Capital Stock of the Company;

                  (4) the purchase of any Indebtedness of the Company that is expressly subordinated in right of payment to the Notes at a purchase price not greater than 101% of the principal amount thereof in the event of a Change of Control in accordance with provisions similar to Section 1010; provided that prior to such purchase the Company has made the Change of Control Offer as provided in such covenant with respect to the Notes and has purchased all Notes validly tendered for payment in connection with such Change of Control Offer;

                  (5) the purchase, redemption, defeasance or other acquisition or retirement for value of Indebtedness (other than Redeemable Capital Stock) of the Company that is expressly subordinated in right of payment to the Notes in exchange for, or out of the Net Cash Proceeds of a substantially concurrent incurrence (other than to a Subsidiary) of, new Indebtedness of the Company that is expressly subordinated in right of payment to the Notes, so long as
            (A) the principal amount of such new Indebtedness does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Indebtedness being so purchased, redeemed, defeased, acquired or retired, plus the lesser of (x) the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness being refinanced or (y) the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (B) such new Indebtedness is subordinated to the Notes to the same extent as such Indebtedness so purchased, redeemed, defeased, acquired or retired; and (C) such new Indebtedness has an Average Life longer than the Average Life of the Indebtedness being refinanced and a final Stated Maturity of principal later than the final Stated Maturity of the Indebtedness being refinanced; and

                  (6) the payment of cash in lieu of fractional shares of Common
            Stock pursuant to the Warrant Agreement.

            The actions described in clauses (1) through (4) and (6) of this paragraph (b) shall be Restricted Payments that shall be permitted in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (C) of paragraph (a) above. The actions described in clause (5) of this paragraph (b) shall be Restricted Payments that shall be permitted in accordance with this paragraph (b) and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (C) of paragraph (a).

            SECTION 1013. Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.

            The Company shall not, and shall not permit any Restricted Subsidiary to, issue or sell any Capital Stock of a Restricted Subsidiary (other than to the Company or to a Restricted Subsidiary); provided, however, that this covenant shall not prohibit (i) issuances or sales of Capital Stock of a Restricted Subsidiary if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer be a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under Section 1012 if made on the date of such issuance and sale, (ii) the ownership by directors of director's qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law, (iii) the issuance and sale of Capital Stock of any Restricted Subsidiary owned by the Company and the Restricted Subsidiaries in compliance with Section 1017; provided that such Restricted Subsidiary would remain a Restricted Subsidiary after such transaction or (iv) the issuance and sale of Capital Stock of any Restricted Subsidiary to any Person that transfers, leases, licenses or grants a right to use Telecommunications Assets to the Company pursuant to an Incumbent Agreement; provided that, after such issuance and sale, such subsidiary remains a Restricted Subsidiary and, in the good faith determination of the Board of Directors of the Company, the Fair Market Value of any such transfer, lease, license or grant is not less than the Fair Market Value of the Capital Stock of such Restricted Subsidiary issued and sold in respect thereof.

            SECTION 1014. Limitation on Transactions with Affiliates.

            The Company shall not, and shall not permit any Restricted Subsidiary to, enter into or suffer to exist, directly or indirectly, any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company or any Restricted Subsidiary (other than the Company or a Restricted Subsidiary so long as no Affiliate of the Company (other than a Restricted Subsidiary) shall beneficially own Capital Stock in such Restricted Subsidiary) unless (i) such transaction or series of related transactions are on terms, taken as a whole, that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could have been obtained in an arm's length transaction with unrelated third parties that are not Affiliates; (ii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $5,000,000, the Company will deliver an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above; and (iii) with respect to any transaction or series of related transactions involving aggregate consideration in excess of $10,000,000, the Company will deliver the Officers' Certificate described in clause (ii) above which will also certify that such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors of the Company or that the Company has obtained a written opinion from an independent financial expert, certifying that the financial terms of such transaction or series of related transactions, taken as a whole, are fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view; provided, however, that this covenant shall not restrict (1) any transaction or series of related transactions among the Company and one or more of its Restricted Subsidiaries or among its Restricted Subsidiaries, (2) the Company from paying reasonable and customary regular compensation and fees to directors of the Company or any Restricted Subsidiary who are not employees of the Company or any Restricted Subsidiary,
(3) the performance of the Company's obligations under the Investment and Stockholders' Agreement, dated as of October 31, 1997, among the Company, David Schaeffer and the Investors named therein, as amended; the Investment and Stockholders' Agreement, dated as of August 28, 1995, by and among the Company and the Investors named therein; the Investment and Stockholders' Agreement, dated as of December 23, 1996, by and among the Company and the Investors named therein; the Non-Qualified Stock Option Agreement, dated August 4, 1997, between the Company and Richard Jalkut; and the Employment Agreement, dated August 4, 1997, between the Company and Richard Jalkut, in each case as amended through the Issue Date; provided that any amendments or modifications to the terms of transactions described in this clause (3) will be (x) no less favorable to the Company than those that could have been obtained in an arm's length transaction with unrelated third parties who are not Affiliates and (y) approved by the Board of Directors of the Company (including a majority of the Disinterested Directors), (4) the making of any Restricted Payment not prohibited by Section 1012 and (5) loans or advances made to directors, officers or employees of the Company or any Restricted Subsidiary, or guarantees in respect thereof or otherwise made on their behalf, in respect of expenses incurred in the ordinary course of business, in an aggregate principal amount not to exceed $500,000 in any calendar year.

            SECTION 1015. Limitations on Liens.

            The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to any of its property or assets (including, without limitation, any shares of Capital Stock or Indebtedness of any Restricted Subsidiary) whether owned at the Issue Date or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Indebtedness of the Company that is expressly subordinated in right of payment to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (y) in the case of any other Lien, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to, or equally and ratably secured with, the obligation or liability secured by such Lien.

            SECTION 1016. Limitation on Issuances of Certain Guarantees by, and Debt Securities of, Restricted Subsidiaries.

            The Company shall not permit any Restricted Subsidiary to (i) directly or indirectly guarantee, assume or in any other manner become liable with respect to any Debt Securities ("Guaranteed Indebtedness") or (ii) issue any Debt Securities, unless, in either such case, such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for the guarantee (a "Subsidiary Guarantee") of payment of the Notes. If the Guaranteed Indebtedness (A) ranks equally in right of payment with the Notes, then the guarantee of such Guaranteed Indebtedness will rank equally in right of payment with, or be subordinated in right of payment to, the Subsidiary Guarantee or (B) is subordinated in right of payment to the Notes, then the guarantee of such Guaranteed Indebtedness will be subordinated in right of payment to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated in right of payment to the Notes. The obligations of each Restricted Subsidiary under a Subsidiary Guarantee will be limited to the maximum amount, as will, after giving effect to all other contingent and fixed liabilities of such Restricted Subsidiary, result in the obligations of such Restricted Subsidiary under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law.

            Notwithstanding the foregoing, any Subsidiary Guarantee by a Restricted Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) the sale or other disposition, by way of merger or otherwise, to any Person not an Affiliate of the Company, of all of the Company's and its Restricted Subsidiaries' Capital Stock in such Restricted Subsidiary, (ii) the merger or consolidation of the applicable Restricted Subsidiary with and into the Company or another Restricted Subsidiary that has guaranteed the Notes and that is the surviving Person in such merger or consolidation and (iii) the release by all of the holders of Debt Securities of the Company of such Restricted Subsidiary's obligations under all of its Guarantees in respect thereof and the release by all of the holders of Debt Securities of such Restricted Subsidiary of its obligations thereunder.

            SECTION 1017. Limitation on Sale of Assets.

            (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, engage in any Asset Sale unless (i) the consideration received by the Company or such Restricted Subsidiary for such Asset Sale is not less than the Fair Market Value of the shares or other assets sold (as determined by the board of directors of the Company, whose determination shall be conclusive and evidenced by a resolution thereof) and
(ii) the consideration received by the Company or the relevant Restricted Subsidiary in respect of such Asset Sale consists of at least 75% cash or Cash Equivalents; provided, however, that for purposes of this Section 1017, "Cash Equivalents" shall include (i) the amount of any liabilities (other than liabilities that are by their terms subordinated to the Notes) of the Company or such Restricted Subsidiary (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) that are assumed by the transferee of any such assets or other property in such Asset Sale or are no longer a liability of the Company or any Restricted Subsidiary (and excluding any liabilities that are incurred in connection with or in anticipation of such Asset Sale), but only to the extent that such assumption is effected on a basis under which there is no further recourse to the Company or any of its Restricted Subsidiaries with respect to such liabilities and (ii) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary in connection with such Asset Sale that are converted by the Company or such Restricted Subsidiary into cash within 60 days of receipt.

            (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company may use the Net Cash Proceeds thereof, within 12 months after such Asset Sale, to (i) permanently repay or prepay the Notes or any then outstanding Indebtedness of the Company that ranks equally with the Notes or Indebtedness of any Restricted Subsidiary or permanently reduce (without making any prepayment) the amount that is at the time available to be borrowed under the Notes or any Indebtedness of the Company ranking equally with the Notes or any Indebtedness of a Restricted Subsidiary or (ii) invest (or enter into a legally binding agreement to invest) in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that are or will be used in the Telecommunications Business of the Company or a Restricted Subsidiary, as the case may be. If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company may, within 60 days of such termination or within 12 months of such Asset

Sale, whichever is later, apply or invest such Net Cash Proceeds as provided in clause (i) or (ii) (without regard to the parenthetical contained in such clause
(ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds."

            (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall, within 15 business days, make an offer to purchase (an "Excess Proceeds Offer"), on a proportional basis, the Notes and Indebtedness described in the second succeeding sentence, in accordance with the procedures set forth below, the maximum principal amount of Notes (expressed as a multiple of $1,000) and such other Indebtedness that may be purchased with the Excess Proceeds. Any Excess Proceeds Offer shall include a pro rata offer under similar circumstances to purchase all other Indebtedness of the Company ranking equally with the Notes which Indebtedness contains similar provisions requiring the Company to purchase such Indebtedness. The offer price as to each Note (the "Excess Proceeds Offer Price") will be payable in cash in an amount equal to 100% of the principal amount of such Note, plus accrued and unpaid interest, if any, thereon to the date of purchase. To the extent that the aggregate principal amount of Notes validly tendered and not withdrawn by holders thereof pursuant to an Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Notes validly tendered and not withdrawn by holders thereof pursuant to an Excess Proceeds Offer exceeds the Excess Proceeds, Notes to be purchased will be selected on a proportional basis. Upon completion of such Exceeds Proceeds Offer, the amount of Excess Proceeds shall be reset to zero.

            SECTION 1018. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

            The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of any Capital Stock of such Restricted Subsidiary owned by the Company or any other Restricted Subsidiary,
(b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary,
(c) make Investments in the Company or any other Restricted Subsidiary, (d) transfer any of its property or assets to the Company or any other Restricted Subsidiary or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any agreement in effect on the Issue Date, (ii) applicable law, (iii) customary non-assignment provisions in leases entered into in the ordinary course of business and other agreements of the Company or any Restricted Subsidiary, (iv) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (v) customary restrictions on transfers of property contained in any security agreement (including a capital lease obligation) securing Indebtedness of the Company or a Restricted Subsidiary otherwise permitted hereunder, (vi) any encumbrance or restriction with respect to a Restricted Subsidiary of the Company entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary permitted under Section 1017, (vii) any agreement or instrument governing or relating to Indebtedness under any senior financing facility permitted to be incurred under clause (g), (j) or (m) of the definition of "Permitted Indebtedness" if such encumbrance or restriction applies only (A) to amounts which at any point in time (other than during such periods as are described in the following clause (B)) (1) exceed scheduled amounts due and payable (or which are to become due and payable within 30 days) in respect of the Notes or this Indenture for interest, premium, and Liquidated Damages, if any, and principal less the amount of cash that is otherwise available to the Company at such time for the payment of interest, premium and Liquidated Damages, if any, and principal due and payable in respect of the Notes or this Indenture or (2) if paid, would result in an event described in the following clause (B) of this sentence, or (B) during the pendency of any event that causes, permits or, after notice or lapse of time, would cause or permit the holder or holders of such Indebtedness to declare such Indebtedness to be immediately due and payable or to require cash collateralization or cash cover for such Indebtedness for so long as such cash collateralization or cash cover has not been provided; (viii) any encumbrance or restriction under the Vendor Credit Facility; (ix) any encumbrance or restriction relating to transfer of property or assets comprising an Initial System pursuant to an Incumbent Agreement, and (x) any encumbrance or restriction under any agreement that extends, renews, refinances or replaces agreements containing the encumbrances or restrictions in the foregoing clauses (i) through (vi) and (viii), so long as the Board of Directors of the Company determines in good faith that the terms and conditions of any such encumbrances or restrictions, taken as a whole, are no less favorable to the Company, any Restricted Subsidiary and the holders of the Notes than those so extended, renewed, refinanced or replaced.

            SECTION 1019. Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803 or Sections 1005 through 1018, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                               REDEMPTION OF NOTES

            SECTION 1101. Right of Redemption.

            The Notes may be redeemed at the option of the Company, as a whole or from time to time in part, at any time after April 15, 2003, subject to the conditions and at the Redemption Prices specified in the form of Note, together with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date.

            SECTION 1102. Applicability of Article.

            Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

            SECTION 1103. Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 1104.

            SECTION 1104. Selection by Trustee of Notes to Be Redeemed.

            If less than all the Notes are to be redeemed, the Trustee shall select the particular Notes to be redeemed from the Outstanding Notes not previously called for redemption not more than 60 days prior to the Redemption Date, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $1,000.

            The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

            SECTION 1105. Notice of Redemption.

            Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed.

All notices of redemption shall include a description of the Notes, including a CUSIP number, and shall state:

            (1) the Redemption Date,

            (2) the Redemption Price and the amount of accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date payable as provided in Section 1107, if any,

            (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Notes to be redeemed,

            (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed,

            (5) that on the Redemption Date the Redemption Price (and accrued and unpaid interest, and Liquidated Damages, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

            (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any.

            Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            SECTION 1106. Deposit of Redemption Price.

            Prior to 10:00 a.m. on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and Liquidated Damages, if any, and accrued and unpaid interest on, all the Notes which are to be redeemed on that date.

            SECTION 1107. Notes Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with Liquidated Damages and accrued and unpaid interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest; provided, however, that if any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

            Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with Liquidated Damages and accrued and unpaid interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            SECTION 1108. Notes Redeemed in Part.

            Any Note which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                 ARTICLE TWELVE

                                    Security

            SECTION 1201. Security.

            (a) On the Issue Date, the Company shall purchase, and at all times, subject to the Pledge Agreement, pledge to the Trustee the Pledged Securities as security for the benefit of the Holders. The Pledged Securities must be in such amount as will be sufficient upon receipt of scheduled interest on and principal payments of such Pledged Securities, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first four scheduled interest payments due on the Outstanding Notes. The Pledged Securities shall be pledged by the Company to the Trustee for the benefit of the Holders pursuant to the Pledge Agreement and shall be held by the Trustee in the Escrow Account pending disposition pursuant to the Pledge Agreement.

            (b) Each Holder, by its acceptance of a Note, consents and agrees to the terms of the Pledge Agreement (including, without limitation, the provisions providing for foreclosure and release of the Pledged Securities) as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee to enter into the Pledge Agreement and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company shall do or cause to be done all such acts and things as may be reasonably necessary or proper, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee the security interest in the Pledged Securities contemplated hereby, by the Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause to be taken, any and all actions reasonably required (and any action reasonably requested by the Trustee) to cause the Pledge Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Notes, valid and enforceable first priority liens in and on all the Pledged Securities, in favor of the Trustee, superior to and prior to the rights of third Persons and subject to no other Liens.

            (c) The release of any Pledged Securities pursuant to the Pledge Agreement will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Pledged Securities are released pursuant to this Indenture and the Pledge Agreement. To the extent applicable, the Company shall cause TIA Section 314(d), relating to the release of property or securities from the Lien and security interest of the Pledge Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Pledge Agreement, to be complied with. Any certificate or opinion required by TIA
Section 314(d) may be made by an officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent appraiser or other expert selected or approved by the Company in the exercise of reasonable care.

            (d) The Company shall cause TIA Section 314(b), relating to opinions of counsel regarding the Lien under the Pledge Agreement, to be complied with. The Trustee may, to the extent permitted by Section 602 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such instruments.

            (e) The Trustee, in its sole discretion and without the consent of the Holders, may, and at the request of the Holders of at least 25% in aggregate principal amount of Notes then Outstanding shall, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and (ii) collect and receive any an all amounts payable in respect of the obligations of the Company thereunder. The Trustee shall have power to institute and to maintain such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Pledged Securities (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interest of the Holders or of the Trustee).

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

            SECTION 1302. Defeasance and Discharge.

            Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest and Liquidated Damages, if any, on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Notes.

            SECTION 1303. Covenant Defeasance.

            Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801(2) and (3) and Section 803 and in Sections 1007 through 1018 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(4), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

            SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Notes:

            (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes,
      (A) cash
      in United States dollars, (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
      (i) the principal of (and premium, if any) and interest and Liquidated Damages, if any, on, Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and Liquidated Damages, if any, and (ii) any payments applicable to the Outstanding Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes. Before such a deposit, the Company may give to the Trustee, in accordance with
      Section 1103 hereof, a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (6) and (7) of Section 501 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than the Indenture) to which the Company is a party or by which it is bound.

            (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since April 1, 1998, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (6) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

            SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

            Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or

U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

            SECTION 1306. Reinstatement.

            If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

            This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    PATHNET, INC.


                                    By /s/ David Schaeffer
                                       ------------------------------
                                       Name: David Schaeffer
                                       Title: Chairman

                                    THE BANK OF NEW YORK,
                                            Trustee


                                    By /s/ Mary Beth A. Lewicki
                                       ------------------------------
                                       Name: Mary Beth A. Lewicki
                                       Title: Assistant Vice President

                                                                       EXHIBIT A

                          Form of Rule 144A Certificate

To: The Bank of New York,
      Trustee (the "Trustee")
    101 Barclay Street, 21W
    New York, New York 10286
    Attention: Corporate Trust Administration

     Re: Pathnet, Inc. (The "Company")
         12 1/4% Senior Notes due 2008 (the "Notes")

Ladies and Gentlemen:

      In connection with our proposed sale of $350,000,000 aggregate principal amount at Maturity of Notes, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Notes to us is being made in reliance on the exemption from the provisions of
Section 5 of the Securities Act provided by rule 144A. Prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

      You and the company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                                [NAME OF PURCHASER]


                                By:______________________________________
                                   Name:
                                   Title:
                                   Address:

Date of this Certificate:_______________

                                                                       EXHIBIT B

                        Form of Regulation S Certificate

                                                              [DATE]

The Bank of New York, Trustee (the "Trustee")
101 Barclay Street, 21W
New York, New York 10286

Attention: Corporate Trust Administration

      Re: Pathnet, Inc. (the "Company")
          12 1/4% Senior Notes due 2008 (the "Notes")

Ladies and Gentlemen:

            This Certificate relates to our proposed transfer of $1,000 principal amount of Notes issued under the Indenture dated as of April 8, 1998 relating to the Notes. Terms are used in this Certificate as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). We hereby certify as follows:

            1. The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(o) of Regulation S under the circumstances described in Rule 902(i)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

            2. Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

            3. Neither we, any of our affiliates, nor any person acting on our or their behalf, has made any directed selling efforts in the United States.

            4. The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            5. If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Notes, and the proposed transfer takes place before the Offshore Date referred to in the Indenture, or we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(c) of Regulation S.

            You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    [NAME OF SELLER]


                                    By______________________________________
                                      Authorized Signature

                                                                       EXHIBIT C

                               Form of Certificate
                            to Be Delivered following
                       Resale Restriction Termination Date

                                                                          [DATE]

The Bank of New York
101 Barclay Street, 21W
New York, New York 10286

Attention: Corporate Trust Administration

Re: Pathnet, Inc. (the "Company")
    12 1/4% Senior Notes due 2008 (the "Notes")

Ladies and Gentlemen:

            This letter relates to $1,000 principal amount of Notes represented by the offshore global note certificate (the "Regulation S Global Note"). Pursuant to Section 201 of the Indenture dated as of April 8, 1998 relating to the Notes (the "Indenture"), we hereby certify that (1) we are the beneficial owner of such principal amount of Notes represented by the Regulation S Global Note and (2) we are a Non-U.S. Person to whom the Notes could be transferred in accordance with Rule 904 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). Accordingly, you are hereby requested to issue a Regulation S Permanent Global Note representing the undersigned's interest in the principal amount of Notes represented by the Global Note, all in the manner provided by the Indenture.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                   Very truly yours,

                                   [Name of Holder]


                                    By______________________________________
                                      Authorized Signature


                                       C-1